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                                                                   Exhibit 4.1.1


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                             HOMER CITY FUNDING LLC



                $300,000,000 8.137% SENIOR SECURED BONDS DUE 2019

                $530,000,000 8.734% SENIOR SECURED BONDS DUE 2026



                      FIRST AMENDED AND RESTATED INDENTURE




                          Dated as of December __, 2001



                              THE BANK OF NEW YORK,
                              as successor Trustee


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                                TABLE OF CONTENTS

                                                                   PAGE

      ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE..............5

SECTION 1.1       DEFINITIONS.......................................5
SECTION 1.2       OTHER DEFINITIONS................................17
SECTION 1.3       INCORPORATION BY REFERENCE OF TRUST INDENTURE
                  ACT..............................................17
SECTION 1.4       RULES OF CONSTRUCTION............................18
SECTION 1.5       ONE CLASS OF SECURITIES..........................18

     ARTICLE 2. THE BONDS...............................................18

SECTION 2.1       FORM AND DATING..................................18
SECTION 2.2       EXECUTION AND AUTHENTICATION.....................20
SECTION 2.3       REGISTRAR AND PAYING AGENT.......................21
SECTION 2.4       PAYING AGENT TO HOLD MONEY IN TRUST..............21
SECTION 2.5       HOLDER LISTS.....................................22
SECTION 2.6       TRANSFER AND EXCHANGE............................22
SECTION 2.7       REPLACEMENT BONDS................................39
SECTION 2.8       OUTSTANDING BONDS................................39
SECTION 2.9       TREASURY BONDS...................................39
SECTION 2.10      TEMPORARY BONDS..................................40
SECTION 2.11      CANCELLATION.....................................40
SECTION 2.12      DEFAULTED INTEREST...............................40
SECTION 2.13      CUSIP NUMBERS....................................41

     ARTICLE 3. REDEMPTION AND PREPAYMENT...............................41

SECTION 3.1       NOTICES TO TRUSTEE...............................41
SECTION 3.2       SELECTION OF BONDS TO BE REDEEMED................41
SECTION 3.3       NOTICE OF REDEMPTION.............................42
SECTION 3.4       EFFECT OF NOTICE OF REDEMPTION...................43
SECTION 3.5       DEPOSIT OF REDEMPTION PRICE......................43
SECTION 3.6       BONDS REDEEMED IN PART...........................43
SECTION 3.7       OPTIONAL REDEMPTION..............................43
SECTION 3.8       MANDATORY REDEMPTION.............................44
SECTION 3.9       NOTICES TO BONDHOLDERS BY LEASE INDENTURE
                  TRUSTEE..........................................44



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     ARTICLE 4. COVENANTS...............................................44

SECTION 4.1       PAYMENT OF BONDS.................................44
SECTION 4.2       MAINTENANCE OF OFFICE OR AGENCY..................45
SECTION 4.3       INFORMATION REQUIREMENTS.........................45
SECTION 4.4       STAY, EXTENSION AND USURY LAWS...................46
SECTION 4.5       LIMITATION ON SUBSIDIARIES AND INVESTMENTS.......46
SECTION 4.6       LIMITATION ON INCURRENCE OF INDEBTEDNESS.........46
SECTION 4.7       LIMITATION OF SALE OF ASSETS.....................46
SECTION 4.8       LIMITATION ON TRANSACTIONS WITH AFFILIATES.......46
SECTION 4.9       LIMITATION ON LIENS..............................47
SECTION 4.10      LIMITATION ON BUSINESS ACTIVITIES................47
SECTION 4.11      MAINTENANCE OF EXISTENCE.........................47
SECTION 4.12      PAYMENTS FOR CONSENT.............................47
SECTION 4.13      COMPLIANCE WITH LAWS.............................48
SECTION 4.14      PERFECTION OF SECURITY INTERESTS.................48
SECTION 4.15      CONSENT PAYMENT..................................48

     ARTICLE 5. SUCCESSORS..............................................48

SECTION 5.1       LIMITATION ON MERGER, CONSOLIDATION AND SALE OF
                  SUBSTANTIALLY ALL ASSETS.........................48

     ARTICLE 6. EVENTS OF DEFAULT.......................................49

SECTION 6.1       EVENTS OF DEFAULT................................49
SECTION 6.2       ACCELERATION.....................................50
SECTION 6.3       OTHER REMEDIES...................................51
SECTION 6.4       WAIVER OF PAST DEFAULTS..........................51
SECTION 6.5       CONTROL BY MAJORITY..............................51
SECTION 6.6       LIMITATION ON SUITS..............................51
SECTION 6.7       RIGHTS OF HOLDERS OF BONDS TO RECEIVE PAYMENT....52
SECTION 6.8       COLLECTION SUIT BY TRUSTEE.......................52
SECTION 6.9       TRUSTEE MAY FILE PROOFS OF CLAIM.................53
SECTION 6.10      PRIORITIES.......................................53
SECTION 6.11      FOR COSTS........................................54


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     ARTICLE 7. TRUSTEE.................................................54

SECTION 7.1       DUTIES OF TRUSTEE................................54
SECTION 7.2       RIGHTS OF TRUSTEE................................55
SECTION 7.3       INDIVIDUAL RIGHTS OF TRUSTEE.....................56
SECTION 7.4       TRUSTEE'S DISCLAIMER.............................57
SECTION 7.5       NOTICE OF DEFAULTS...............................57
SECTION 7.6       REPORTS BY TRUSTEE TO HOLDERS OF THE BONDS.......57
SECTION 7.7       COMPENSATION AND INDEMNITY.......................58
SECTION 7.8       REPLACEMENT OF TRUSTEE...........................58
SECTION 7.9       SUCCESSOR TRUSTEE BY MERGER, ETC.................60
SECTION 7.10      ELIGIBILITY; DISQUALIFICATION....................60
SECTION 7.11      PREFERENTIAL COLLECTION OF CLAIMS AGAINST
                  COMPANY..........................................60
SECTION 7.12      OTHER CAPACITIES.................................60

     ARTICLE 8. LEGAL DEFEASANCE AND COVENANT DEFEASANCE................61

SECTION 8.1       OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT
                  DEFEASANCE.......................................61
SECTION 8.2       LEGAL DEFEASANCE AND DISCHARGE...................61
SECTION 8.3       COVENANT DEFEASANCE..............................61
SECTION 8.4       CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.......62
SECTION 8.5       DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE
                  HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS....64
SECTION 8.6       REPAYMENT TO COMPANY.............................64
SECTION 8.7       REINSTATEMENT....................................65

     ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER........................65

SECTION 9.1       WITHOUT CONSENT OF HOLDERS OF BONDS..............65
SECTION 9.2       WITH CONSENT OF HOLDERS OF BONDS.................66
SECTION 9.3       COMPLIANCE WITH TRUST INDENTURE ACT..............68
SECTION 9.4       REVOCATION AND EFFECT OF CONSENTS................68
SECTION 9.5       NOTATION ON OR EXCHANGE OF BONDS.................68
SECTION 9.6       TRUSTEE TO SIGN AMENDMENTS, ETC..................68
SECTION 9.7       ACTIONS WITH RESPECT TO PLEDGED NOTES............69


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     ARTICLE 10. MISCELLANEOUS..........................................69

SECTION 10.1      TRUST INDENTURE ACT CONTROLS.....................69
SECTION 10.2      NOTICES..........................................69
SECTION 10.3      COMMUNICATION BY HOLDERS OF BONDS WITH OTHER
                  HOLDERS OF BONDS.................................70
SECTION 10.4      CERTIFICATE AND OPINION AS TO CONDITIONS
                  PRECEDENT........................................71
SECTION 10.5      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION....71
SECTION 10.6      RULES BY TRUSTEE AND AGENTS......................72
SECTION 10.7      NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS,
                  EMPLOYEES AND SHAREHOLDERS.......................72
SECTION 10.8      GOVERNING LAW....................................72
SECTION 10.9      NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS....72
SECTION 10.10     SUCCESSORS.......................................72
SECTION 10.11     SEVERABILITY.....................................72
SECTION 10.12     COUNTERPART ORIGINALS............................73
SECTION 10.13     TABLE OF CONTENTS, HEADINGS, ETC.................73
SECTION 10.14     EFFECTIVENESS OF THIS INDENTURE..................73

EXHIBITS:

A-1   Form of Bond
A-2   Form of Regulation S Temporary Global Bond
B     Form of Certificate of Transfer
C     Form of Certificate of Exchange

SCHEDULE I List of Pledged Notes




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            FIRST AMENDED AND RESTATED INDENTURE dated as of December __, 2001 among Homer City Funding LLC, a Delaware limited liability company (the "COMPANY") and The Bank of New York, as successor trustee to United States Trust Company of New York (the "TRUSTEE").

            WHEREAS, Edison Mission Holdings Co. ("HOLDINGS") heretofore executed and delivered an Indenture, dated as of May 27, 1999, between Holdings and the United States Trust Company of New York (as amended from time to time, the "INITIAL INDENTURE") pursuant to which Holdings issued the 8.137% Senior Secured Bonds due 2019 and the 8.734% Senior Secured Bonds due 2026 (collectively, the "INITIAL Bonds");

            WHEREAS, Holdings subsequently exchanged in the Exchange Offer the Initial Bonds for a like amount of substantially similar 8.137% Senior Secured Bonds due 2019 (the "NEW SERIES A BONDS") and 8.734% Senior Secured Bonds due 2026 (the "NEW SERIES B BONDS" and, together with the New Series A Bonds, the "NEW BONDS") which had been registered under the Securities Act of 1933;

            WHEREAS, Section 9.2 of the Initial Indenture provides that (i) Holdings and the Trustee may amend or supplement the Initial Indenture and the New Bonds may be amended or supplemented and (ii) compliance with any provision of the Initial Indenture or the New Bonds may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding New Bonds voting as a single class, subject to certain exceptions (none of which is applicable to the Proposals (as defined below));

            WHEREAS, pursuant to its Consent Solicitation Statement, dated November [ ], 2001, as may be amended and supplemented prior to the expiration of the Consent Solicitation described therein (the "CONSENT SOLICITATION STATEMENT"), Holdings solicited consents of the holders of all New Bonds then outstanding to certain amendments of and waivers to the Initial Indenture and the New Bonds (as described in the Consent Solicitation Statement, the "PROPOSALS");

            WHEREAS, the Holders of a majority in principal amount of the then outstanding New Bonds voting as a single class have duly consented to the Proposals and to the exchange of all New Bonds for the Bonds issued hereunder;

            WHEREAS, pursuant to this Indenture, each New Bond shall be exchanged for a Bond of like denomination;

            WHEREAS, Holdings has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of a Board Resolution of Holdings relating to this Indenture, (ii) evidence of the consent of a majority in


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principal amount of the then outstanding New Bonds as set forth in the immediately preceding paragraph and (iii) such other documentation as may be required by the Trustee under Section 7.2, 9.6 and 10.4 of the Initial Indenture;

            WHEREAS, all conditions necessary to authorize the execution and delivery of this Indenture and to make this Indenture valid and binding have been complied with or have been done or performed;

            WHEREAS, subject to the terms and conditions of this Indenture, the parties hereto desire to amend and restate the Initial Indenture in its entirety as provided herein;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            The Company and the Trustee agree as follows for the benefit of the parties and for the equal and ratable benefit of the Holders of the Bonds:







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                                 GRANTING CLAUSE

As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations on the Bonds from time to time outstanding hereunder, and all other amounts owing or obligations hereunder by the Company to the Bondholders under this Indenture (the "COMPANY SECURED OBLIGATIONS"), the Company hereby pledges and grants to the Trustee for the benefit of the Bondholders a pledge of and a first priority continuing security interest in, all of the Company's right, title and interest in, to and under the following property, whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "COLLATERAL"):

            (a) all lessor notes issued under each Lease Indenture (the "PLEDGED NOTES"), the certificates representing the Pledged Notes, and all cash dividends, stock dividends, cash, instruments, chattel paper, warrants, options and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Notes now or hereafter owned by the Company;

            (b) all other claims of any kind or nature, and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by the Company in respect of any or all of the Pledged Notes;

            (c) all books and records relating to any of the foregoing;

            (d) all interests in substitution for or in addition to any of the foregoing, any certificates representing or evidencing such interests, and all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

            (e) all proceeds of and to any of the property described in the preceding clauses of this Section.

            PROVIDED, HOWEVER, subject to the terms and conditions hereof, the Company does hereby irrevocably constitute and appoint the Trustee as its true and lawful attorney (which appointment is coupled with an interest) with full power to ask, require, demand and receive any and all moneys and claims for moneys due and to become due under or arising out of this Indenture and all other property which now or hereafter constitutes part of the Collateral and, to endorse any checks or other


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instruments or orders in connection herewith and to file any claims or to take any action or to institute any proceedings which the Trustee may deem to be necessary or advisable, and to take any action with respect to and exercise any rights or remedies of the Company under the Pledged Notes, the Lease Indenture and the other Collateral. In addition, the Company hereby assigns to the Trustee, for the benefit of the Holders, its rights to receive any and all payments on and in respect of the Pledged Notes and the Lease Indentures, for as long as the estate created by this Indenture remains in existence. The Company hereby agrees that all amounts to be paid to it under the Pledged Notes and the Lease Indentures shall be paid to or deposited with the Trustee for the benefit of the Holders directly. Further, the Company agrees that promptly upon receipt thereof, it will transfer to the Trustee for the benefit of the Holders, any and all moneys received by it on the Pledged Notes or under the Lease Indentures.

            It is expressly agreed that anything herein contained to the contrary notwithstanding, the Company shall remain liable under this Indenture to perform all of the obligations assumed by it hereunder, all in accordance with and pursuant to the terms and provisions hereof, and the Holders of the Bonds shall have no obligation or liability under any term or provision hereof by reason of or arising out of the assignment hereunder, nor shall the Holders of the Bonds be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligations of the Company under or pursuant to this Indenture to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            The Company agrees that at any time and from time to time, upon the written request of the Trustee (acting on the instruction of any Holder of the Bonds) or any Holder of the Bonds, the Company will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents necessary to obtain the full benefits of the assignment hereunder and of the rights and powers herein granted; PROVIDED, HOWEVER, that the Company shall have no obligation to execute or deliver or to cause to be executed or delivered any further instruments or documents that would give the Holders of the Bonds greater rights and powers than the rights and powers of the Company which have been granted herein or intended to be granted herein.

            The Company does hereby warrant and represent that it has not assigned, pledged or granted a lien or security interest in, to or under, and hereby covenants that, so long as this Indenture shall remain in effect and the lien hereof shall not have been released, it will not assign, pledge or grant a lien or security


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interest in any of its estate, right, title or interest in, to or under, the
Collateral to anyone other than the Trustee for the benefit of the Holders of the Bonds. The Company hereby further covenants that with respect to its estate, right, title and interest in, to or under the Collateral, it will not, except as provided in this Indenture (i) accept any payment from the Lease Indenture Trustee or enter into any agreement amending, modifying or supplementing this Indenture, execute any waiver or modification of, or consent under, the terms of this Indenture or revoke or terminate this Indenture, (ii) settle or compromise any claim arising under this Indenture, or (iii) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of this Indenture to arbitration hereunder.

            Except as provided herein, the Company hereby ratifies and confirms its obligations under this Indenture and does hereby agree that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of this Indenture or the assignment (subject to the previous paragraph) hereunder.

            The Trustee, for itself and its successors and permitted assigns, hereby agrees that it shall hold the Collateral, in trust for the benefit and security of the Holders of the Bonds outstanding, without any priority of any one Bond over any other except as herein otherwise expressly provided.

            Accordingly, the Company agrees that all Bonds are to be issued and delivered and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Company, for itself and its successors and permitted assigns, hereby covenants and agrees with the Trustee, for the benefit and security of the Holders of the Bonds from time to time to protect the security of this Indenture, and the Trustee agrees to accept the trusts and duties hereinafter set forth, as follows:

                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1.      DEFINITIONS

            "ACCEPTABLE CREDIT PROVIDER" means a U.S. or U.S. branch of a foreign bank or trust company that (i) has a combined capital and surplus of at least $1 billion whose long term unsecured debt is rated "A2" or higher by Moody's or "A" or higher by S&P and (ii) is exempt from SEC registration under 3(a)(2) of the Securities Act.

            "AFFILIATE" of any particular Person, shall mean any other Person which, directly or indirectly, controls, is controlled by or is under common control


                                        5
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with such Person. A Person shall be deemed to be "controlled by" any other
Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

            "AGENT" means any Registrar, Paying Agent, co-registrar, authenticating agent or securities custodian.

            "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Bond, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

            "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

            "BENEFICIAL OWNER" means any person who holds a beneficial ownership interest in a Bond.

            "BOARD RESOLUTION" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person or the general partner, in the case of a limited partnership, of such Person (or, if such Person is a partnership, one of its general partners) to have been duly adopted by the member(s) of such Person (if such Person is a limited liability company), board of directors of such Person or the general partner, in the case of a limited partnership, of such Person (or, if such Person is a partnership, one of its general partners) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BONDS" means the Series A Bonds and Series B Bonds issued by the Company pursuant to this Indenture.

            "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York, Wilmington, Delaware, or the cities and states in which the offices of the Trustee or Paying Agent are located.

            "CAPITAL LEASE OBLIGATION" means, as to any Person, all monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of the Indenture, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.


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            "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, and any and all equivalent ownership interests in a Person (other than a corporation).

            "CASH EQUIVALENTS" means, at any time: (i) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof; (ii) other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 366 days; or (iii) other securities as to which the Company has demonstrated, to the satisfaction of the Trustee, adequate liquidity through secondary markets or deposit agreements.

            "CEDEL" means Cedelbank and its successors and assigns.

            "CLOSING DATE" means the date of issuance and delivery of the Initial Bonds.

            "COLLATERAL AGENT" has the meaning set forth in the Security Deposit Agreement.

            "COLLATERAL" has the meaning set forth in the Granting Clause.

            "COMMISSION" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "COMPANY" has the meaning set forth in the preamble to this Indenture.

            "CONSENT DATE" has the meaning set forth in the Consent Solicitation Statement.

            "CONSENT PAYMENT" has the meaning set forth in the Consent Solicitation Statement.

            "CONSENT PAYMENT ACCOUNT" has the meaning set forth in the Consent Solicitation Statement.

            "CONSENT SOLICITATION STATEMENT" has the meaning set forth in the preamble hereto.

            "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 10.2 hereof or such other address as to which the Trustee may give notice to the Company.


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            "CUSTODIAN" means the Trustee, as custodian with respect to the
Bonds in global form, or any successor entity thereto.

            "DEBT SERVICE RESERVE ACCOUNTS" means the Debt Service Reserve Accounts established by the Collateral Agent for the benefit of the Holders pursuant to each Lease Indenture.

            "DEFAULT" means an event or condition that, with the giving of notice or the lapse of time, or both, would become an Event of Default.

            "DEFINITIVE BOND" means a certificated Bond registered in the name of the Holder thereof and issued in accordance with Section 2 hereof, in the form of Exhibit A-1 hereto except that such Bond shall not bear the Global Bond Legend and shall not have the "Schedule of Exchanges of Interests in the Global Bond" attached thereto.

            "DEPOSITARY" means, with respect to the Bonds issuable or issued in whole or in part in global form, the Person specified in Section 2.3 hereof as the Depositary with respect to the Bonds, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

            "DUFF & PHELPS" means Duff & Phelps Credit Rating Co. and its successors and assigns.

            "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission promulgated thereunder.

            "EXCHANGE OFFER" has the meaning set forth in the Registration Rights Agreement.

            "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

            "EXPIRATION DATE" has the meaning set forth in the Consent Solicitation Statement.


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            "FACILITIES" means the Homer City Electric Generating Station and certain facilities and other assets associated therewith and ancillary thereto.

            "FACILITY LEASE" means each Facility Lease between Homer City, as Facility Lessee and each respective Owner Lessor, dated as of December __, 2001 entered into pursuant to each Participation Agreement listed in Schedule 1.

            "FACILITY LESSEE" means Homer City.

            "GAAP" means generally accepted accounting principles as in effect in the United States from time to time consistently applied.

            "GLOBAL BONDS" means, individually and collectively, each of the Restricted Global Bonds and the Unrestricted Global Bonds, in the form of Exhibit A hereto issued in accordance with Section 2.1, 2.6(b)(iv), 2.6(d)(ii) or 2.6(f) hereof.

            "GLOBAL BOND LEGEND" means the legend set forth in Section 2.6(g)(ii), which is required to be placed on all Global Bonds issued under this Indenture.

            "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

            "GOVERNMENTAL AUTHORITY" means any nation or government or any political subdivision thereof, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "HEDGING OBLIGATIONS" means, with respect to any Person, the net payment Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements in the ordinary course of business and pursuant to past practices designed to protect such Person against fluctuations in commodity prices, interest rates or currency exchange rates.

            "HOLDER" or "BONDHOLDER" means a Person in whose name a Bond is registered.

            "HOMER CITY" means EME Homer City Generation L.P., a Pennsylvania limited partnership.


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            "INDEBTEDNESS" of any Person means, without duplication: (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than trade payables and accrued liabilities arising in the ordinary course of business); (iv) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalents), bankers' acceptances and similar instruments (in each case, whether or not matured); (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (vi) all Capital Lease Obligations; (vii) all Interest Rate Hedging Obligations; (viii) all indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (ix) all contingent liabilities.

            "INDENTURE" means this First Amended and Restated Indenture as amended and restated, dated as of December __, 2001, between the Company and the Trustee.

            "INDEPENDENT ENGINEER" means Stone and Webster Management Consultants, Inc. or another nationally recognized independent engineering and consulting firm which, as Independent Engineer, will independently review the technical aspects of the project, analyze the contractual structure and create financial projections for the benefit of the Holders.

            "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Bond through a Participant.

            "INITIAL BONDS" has the meaning specified in the preamble hereto.

            "INITIAL INDENTURE" has the meaning specified in the preamble hereto.

            "INITIAL PURCHASER" has the meaning set forth in the Registration Rights Agreement.

            "INTEREST RATE HEDGING OBLIGATIONS" means, as to any Person, the net payment Obligations of all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person in order to protect against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and, in any event, not for speculative purposes.

            "LEASE INDENTURE" means each Indenture of Trust and Security Agreement among an Owner Lessor, as Issuer, The Bank of New York, as Security Agent and The Bank of New York, as Lease Indenture Trustee, dated December __, 2001 entered into pursuant to each Participation Agreement.

            "LEASE INDENTURE EVENT OF DEFAULT" means a default under any of the Lease Indentures.

            "LEASE INDENTURE TRUSTEE" has the meaning set forth in the Lease Indenture.

            "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Bonds for use by such Holders in connection with the Exchange Offer.

            "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in any asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

            "MAKE-WHOLE PREMIUM" means, with respect to any Bond to be redeemed on any Redemption Date, an amount calculated by the Company as of such date equal to the excess, if any, of (i) the net present value of the then remaining scheduled installments of principal and payments of interest (but excluding that portion of any scheduled installment of principal or payment of interest that is actually due and paid on the Redemption Date) in respect of such Bond calculated using a discount factor equal to the sum of the Treasury Yield plus 50 basis points, over (ii) the unpaid principal amount of such Bond. Such Yield Maintenance Premium shall be determined in accordance with the following provisions:

            (a) the average life of the remaining scheduled installments of principal in respect of such Bond (the "Remaining Average Life") shall be calculated as of such Redemption Date; and

            (b) the "Treasury Yield" shall be calculated for the United States Treasury security having an average life equal to the Remaining Average Life and trading in the secondary market at the price closest to par (the "Primary

      Issue"); PROVIDED, however, that, if no United States Treasury security has an average life equal to the Remaining Average Life, the yields (the "Other Yields") for maturities of the two United States Treasury securities having average lives most closely corresponding to such Remaining Average Life and trading in the secondary market at the price closest to par shall be calculated, and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight-line basis, rounding in each of such relevant periods to the nearest month.

            "MOODY'S" means Moody's Investors Service, Inc., a division of Moody's Corporation, and its successors and assigns.

            "NEW BONDS" has the meaning set forth in the preamble to this Indenture.

            "NEW SERIES A BONDS" has the meaning set forth in the preamble to this Indenture.

            "NEW SERIES B BONDS" has the meaning set forth in the preamble to this Indenture.

            "NON-U.S. PERSON" means a Person who is not a U.S. Person.

            "OBLIGATIONS" means any principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereof.

            "OFFERING" means the offering of the Initial Bonds by the Company.

            "OFFICER" means, with respect to any Person, any Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Senior Vice President, Vice President, Treasurer or Secretary of such Person.

            "OFFICER'S CERTIFICATE" means a certificate signed by an Officer of the Company.

            "OWNER LESSOR" means each of Homer City OL1 LLC, Homer City OL2 LLC, Homer City OL3 LLC, Homer City OL4 LLC, Homer City OL5 LLC, Homer City OL6 LLC, Homer City OL7 LLC and Homer City OL8 LLC.

            "144A GLOBAL BOND" means one or more global notes in the form of Exhibit A-1 hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an aggregate denomination equal to the outstanding principal amount of the Bonds sold in reliance on Rule 144A.

            "OPINION OF COUNSEL" means a written opinion of counsel for any Person either expressly referred to in the Indenture or otherwise reasonably satisfactory to the Trustee which may include, without limitation, counsel for the Company, whether or not such counsel is an employee of the Company.

            "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

            "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity whether acting in an individual, fiduciary or other capacity.

            "POWER MARKET CONSULTANT" means PHB Hagler Bailly, Inc. or another nationally recognized power market consulting firm which, as Power Market Consultant, will perform a market study of certain markets relating to the Facilities and develop independent electricity price forecasts for the benefit of the Holders.

            "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 2.6(g)(i) to be placed on all Bonds issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

            "PROPOSALS" has the meaning set forth in the preamble hereto.

            "PRUDENT INDUSTRY PRACTICE" means any of the practices, methods, standards and acts (including but not limited to the practices, methods, standards and acts engaged in or approved by a significant portion of the electric power generation industry in the United States) that, at a particular time, in the exercise of reasonable judgment in light of the facts known or that should reasonably have been known at the time a decision was made, could have been expected to accomplish the desired result consistent with good business practices, reliability, economy, safety and expedition, and which practices generally conform to applicable law and governmental approvals.

            "QIB" means a "qualified institutional buyer" as defined in Rule l44A.

            "RATING AGENCIES" means each of Moody's, S&P and Duff & Phelps.

            "RECOVERY EVENT" means any settlement of or payment of $5,000,000 or more in respect of (i) any property or casualty insurance claim relating to the Facility or (ii) any seizure, condemnation, confiscation or taking of, or requisition of title or use of, the Facility or any part thereof by any Governmental Authority.

            "REDEMPTION DATE" means a date set forth for redemption of Bonds pursuant to the Indenture.

            "REDEMPTION PRICE" means the price to be paid by the Company for the Bonds that are redeemed pursuant to the Indenture.

            "REGISTRATION RIGHTS AGREEMENT" means the Exchange and Registration Rights Agreement, dated as of May 27, 1999, by and among Homer City, Edison Mission Holdings Co., Edison Mission Finance Co., Homer City Property Holdings Inc., Chestnut Ridge Energy Co., Mission Energy Westside Inc. and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

            "REGULATION S" means Regulation S promulgated under the Securities Act.

            "REGULATION S GLOBAL BOND" means a Regulation S Temporary Global Bond or Regulation S Permanent Global Bond, as appropriate.

            "REGULATION S PERMANENT GLOBAL BOND" means a permanent Global Bond in the form of Exhibit A-1 hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in an aggregate denomination equal to the outstanding principal amount of the Regulation S Temporary Global Bond upon expiration of the Restricted Period.

            "REGULATION S TEMPORARY GLOBAL BOND" means a temporary Global Bond in the form of Exhibit A-2 hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in an aggregate denomination equal to the outstanding principal amount of the Bonds initially sold in reliance on Rule 903 of Regulation S.

            "REINVESTMENT NOTICE" means a notice executed by an Authorized Officer of Homer City to the Collateral Agent and the Trustee relating to a Recovery Event (i) setting forth in reasonable detail the nature of the proposed restoration or replacement relating to such Recovery Event and the estimated cost and time to complete such restoration or replacement and (ii) stating that (a) no Default or Event of Default has occurred and is continuing, (b) such restoration or replacement is technologically and economically feasible, (c) the net cash proceeds of such Recovery Event, together with other resources available to the Facility Lessee, are sufficient to pay the estimated cost of completing such restoration or replacement and (d) the Facility Lessee has sufficient resources (through business interruption insurance or otherwise) to pay all principal, interest and other fixed charges projected to become due and payable with respect to the Bonds prior to the completion of such restoration or replacement.

            "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "RESTRICTED GLOBAL BOND" means a Global Bond bearing the Private Placement Legend.

            "RESTRICTED PERIOD" means the 40-day restricted period as defined in Regulation S.

            "RULE 144" means Rule 144 promulgated under the Securities Act.

            "RULE 144A" means Rule 144A promulgated under the Securities Act.

            "RULE 903" means Rule 903 promulgated under the Securities Act.

            "RULE 904" means Rule 904 promulgated under the Securities Act.

            "S&P" means Standard & Poor's Rating Services.

            "SALE-LEASEBACK TRANSACTION" means the lease financing involving the assets of Homer City as described in the Consent Solicitation Statement.

            "SECURITY AGENT" has the meaning set forth in the Lease Indenture.

            "SECURITY DEPOSIT AGREEMENT" means the Amended Security Deposit Agreement, dated as of December __, 2001, as amended, by and among Homer City and the Collateral Agent.

            "SECURITY DOCUMENTS" has the meaning set forth in the Security Deposit Agreement.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SENIOR DEBT" has the meaning set forth in the Security Deposit Agreement.

            "SERIES A BONDS" means the Series A Bonds issued by the Company pursuant to this Indenture.

            "SERIES B BONDS" means the Series B Bonds issued by the Company pursuant to this Indenture.

            "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

            "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the credit agreement or other original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

            "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock, partnership interests or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or to control the management of such partnership, limited liability company or other entity is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

            "TRUSTEE" means The Bank of New York, as successor trustee for the benefit of the Holders under the Indenture, together with its successors and assigns.

            "UNRESTRICTED DEFINITIVE BOND" means one or more Definitive Bonds that do not bear and are not required to bear the Private Placement Legend.

            "UNRESTRICTED GLOBAL BOND" means a permanent Global Bond in the form of Exhibit A-1 attached hereto that bears the Global Bond Legend and that has the "Schedule of Exchanges of Interests in the Global Bond" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Bonds that do not bear the Private Placement Legend.

            "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

SECTION 1.2.      OTHER DEFINITIONS

                                                       Defined in
      Term                                               Section

      "AUTHENTICATION ORDER"..............................2.2
      "COMPANY SECURED OBLIGATIONS"...........Granting Clause
      "COVENANT DEFEASANCE"...............................8.3
      "DTC"...............................................2.3
      "EFFECTIVE DATE" .................................10.14
      "EVENT OF DEFAULT"..................................6.1
      "HOLDINGS".....................................preamble
      "LEGAL DEFEASANCE"..................................8.2
      "PAYING AGENT"......................................2.3
      "PERMITTED INDEBTEDNESS"............................4.6
      "PERMITTED LIENS"...................................4.9
      "PLEDGED NOTE"..........................Granting Clause
      "REGISTRAR".........................................2.3

SECTION 1.3.      INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

            The following TIA terms used in this Indenture have the following meanings:

            "INDENTURE SECURITIES" means the Bonds;

            "INDENTURE SECURITY HOLDER" means a Holder of a Bond;

            "INDENTURE TO BE QUALIFIED" means this Indenture;

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;
and

            "OBLIGOR" on the indenture securities means the Company and any successor obligor upon the indenture securities.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

SECTION 1.4       RULES OF CONSTRUCTION

            Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3)   or is not exclusive;

            (4) words in the singular include the plural, and in the plural include the singular;

            (5) provisions apply to successive events and transactions; and

            (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time.

SECTION 1.5       ONE CLASS OF SECURITIES

            The Series A Bonds and Series B Bonds shall vote and consent together on all matters as one class and none of the Series A Bonds and Series B Bonds shall have the right to vote or consent as a separate class on any matter.

                                   ARTICLE 2.
                                    THE BONDS

SECTION 2.1       FORM AND DATING

      (a)   GENERAL.

            The Bonds and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A-1 and A-2 hereto. The Bonds may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Bond shall be dated the date of its authentication. The Bonds shall be in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

            The terms and provisions contained in the Bonds shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Bond conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

      (b)   GLOBAL BONDS.

            Bonds issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Bond Legend thereon and the "SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND" attached thereto). Bonds issued in definitive form shall be substantially in the form of Exhibit A-l attached hereto (but without the Global Bond Legend thereon and without the "Schedule of Exchanges of interests in the Global Bond" attached thereto). Each Global Bond shall represent such of the outstanding Bonds as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Bonds from time to time endorsed thereon and that the aggregate principal amount of outstanding Bonds represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Bond to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Bonds represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with written instructions given by the Holder thereof as required by Section 2.6 hereof.

      (c)   TEMPORARY GLOBAL BONDS

            Bonds offered and sold in reliance on Regulation S shall be issued initially in the form of a Regulation S Temporary Global Bond, which shall be deposited on behalf of the purchasers of the Bonds represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel certifying that they have received certification of Non-United States beneficial ownership of 100% of the aggregate principal amount of a Regulation S Temporary Global Bond (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Bond bearing a Private Placement Legend, all as contemplated by Section 2.6(a)(ii) hereof), and (ii) an Officer's Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in a Regulation S Temporary Global Bond shall be exchanged for beneficial interests in Regulation S Permanent Global Bonds pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Bonds, the Trustee shall cancel the Regulation S Temporary Global Bond. The aggregate principal amount of a Regulation S Temporary Global Bond and the Regulation S Permanent Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

      (d)   EUROCLEAR AND CEDEL PROCEDURES APPLICABLE.

            The provisions of the "OPERATING PROCEDURES OF THE EUROCLEAR SYSTEM" and "TERMS AND CONDITIONS GOVERNING USE OF EUROCLEAR" and the "GENERAL TERMS AND CONDITIONS OF CEDELBANK" and "CUSTOMER HANDBOOK" of Cedel shall be applicable to transfers of beneficial interests in a Regulation S Temporary Global Bond and the Regulation S Global Bonds that are held by Participants through Euroclear or Cedel.

SECTION 2.2       EXECUTION AND AUTHENTICATION

            Upon surrender of, and in exchange for New Bonds, two Officers of the Company shall sign the Bonds for the Company by manual or facsimile signature and the Bonds shall be delivered to the Trustee as custodian for the Depositary. The Company's seals, if any, shall be reproduced on the Bonds and may be in facsimile form.

            If an Officer of the Company whose signature is on a Bond no longer holds that office at the time a Bond is authenticated, the Bond shall nevertheless be valid.

            A Bond shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Bond has been authenticated under this indenture.

            The Trustee shall, upon a written order of the Company signed by two Officers of the Company (an "AUTHENTICATION ORDER"), authenticate Series A Bonds for original issue up to the aggregate principal amount of $300,000,000 and Series B Bonds for original issue up to the aggregate principal amount of $530,000,000. The aggregate principal amount of Series A Bonds or Series B Bonds outstanding at any time may not exceed such amounts except as provided in
Section 2.7 hereof.

            The Trustee may (at the expense of the Company) appoint an authenticating agent acceptable to the Company to authenticate Bonds. An authenticating agent may authenticate Bonds whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company and has the same protections under Article 7 herein.

SECTION 2.3       REGISTRAR AND PAYING AGENT

            The Company shall maintain an office or agency where Bonds may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Bonds may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Bonds and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "REGISTRAR" includes any co-registrar and the term "PAYING AGENT" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain a Registrar or Paying Agent, the Trustee shall act as such. The Company may act as Paying Agent or Registrar.

            The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Bonds.

            The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Bonds.

SECTION 2.4       PAYING AGENT TO HOLD MONEY IN TRUST

            (a) The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Bonds, and will notify the Trustee in writing of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as separate trust funds for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Bonds.

            (b) Prior to the Effective Date of this Indenture, the Company shall cause to be deposited with the Paying Agent and the Paying Agent shall hold in trust all amounts accrued and unpaid on the New Bonds from the Payment Date immediate prior to the Effective Date up to the Effective Date. The Paying Agent shall pay such amounts together with all other funds received for such purpose to the Holders on the Payment Date following the Effective Date of this Indenture.

SECTION 2.5       HOLDER LISTS

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Bonds and the Company shall otherwise comply with TIA ss. 312(a).

SECTION 2.6       TRANSFER AND EXCHANGE

      (a)   TRANSFER AND EXCHANGE OF GLOBAL BONDS.

            A Global Bond may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Bonds will be exchanged by the Company for Definitive Bonds if (i) the Company delivers to the Trustee written notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Bonds (in whole but not in part) should be exchanged for Definitive Bonds and delivers a written notice to such effect to the Trustee; PROVIDED that in no event shall a Regulation S Temporary Global Bond be exchanged by the Company for

Definitive Bonds prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Bonds shall be issued in such names as the Depositary shall instruct the Trustee in writing. Global Bonds also may be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.10 hereof. Every Bond authenticated and delivered in exchange for, or in lieu of, a Global Bond or any portion thereof, pursuant to this Section 2.6 or
Section 2.7 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Bond. A Global Bond may not be exchanged for another Bond other than as provided in this Section 2.6(a), however, beneficial interests in a Global Bond may be transferred and exchanged as provided in Section 2.6(b),
(c) or (f) hereof.

      (b)   TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL BONDS.

            The transfer and exchange of beneficial interests in the Global Bonds shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Bonds shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Bonds also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

            (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL BOND. Beneficial interests in any Restricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Bond in accordance with the transfer restrictions set forth in the Private Placement Legend; PROVIDED, HOWEVER, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Bond may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.6(b)(i).

            (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL BONDS. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.6(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Bond in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Bond in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Bond shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Bonds be issued upon the transfer or exchange of beneficial interests in a Regulation S Temporary Global Bond prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.6(f) hereof, the requirements of this Section 2.6(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Bonds. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Bonds contained in this Indenture and the Bonds or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Bond(s) pursuant to
      Section 2.6(h) hereof.

            (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL Bond. A beneficial interest in any Restricted Global Bond may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Bond if the transfer complies with the requirements of Section 2.6(b)(ii) above and the Registrar receives the following:

                  (A) if the transferee will take delivery in the form of a
            beneficial interest in the 144A Global Bond, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                  (B) if the transferee will take delivery in the form of a
            beneficial interest in the Regulation S Temporary Global Bond or the Regulation S Permanent Global Bond, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

            (iv) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL BOND FOR BENEFICIAL INTERESTS IN THE UNRESTRICTED GLOBAL BOND. A beneficial interest in any Restricted Global Bond may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Bond or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond if the exchange or transfer complies with the requirements of Section 2.6(b)(ii) above and:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be exchanged, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the New Bonds or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by an Initial Purchaser pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D)    the Registrar receives the following:

                         (1) if the holder of such beneficial interest in a
                  Restricted Global Bond proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (i)(a) thereof; or

                         (2) if the holder of such beneficial interest in a
                  Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

      and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Bond has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

            Beneficial interests in an Unrestricted Global Bond cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Bond.

      (c)   TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE BONDS.

            (i) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS TO RESTRICTED DEFINITIVE BONDS. If any holder of a beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Restricted Definitive Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Bond, then, upon receipt by the Registrar of the following documentation:

                  (A) if the holder of such beneficial interest in a Restricted
            Global Bond proposes to exchange such beneficial interest for a Restricted Definitive Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
            (2)(a) thereof;

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such beneficial interest is being transferred to a
            Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such beneficial interest is being transferred to the
            Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
            (3)(b) thereof;

                  (F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof; or

                  (G) if such beneficial interest is being transferred to an institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904 thereunder, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
            (3)(d) thereof,

      the Trustee shall cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 2.6(h) hereof, and the Company shall execute and the Trustee shall upon receipt of an Authentication Order authenticate and deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any Definitive Bond issued in exchange for a beneficial interest in a Restricted Global Bond pursuant to this Section 2.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the applicable Participant or Indirect Participant. The Trustee shall (at the expense of the Company) deliver such Definitive Bonds to the Persons in whose names such Bonds are so registered. Any Definitive Bond issued in exchange for a beneficial interest in a Restricted Global Bond pursuant to this Section 2.6(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

            (ii) Notwithstanding Sections 2.6(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Bond may not be exchanged for a Definitive Bond or transferred to a Person who takes delivery thereof in the form of a Definitive Bond prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

            (iii) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS TO UNRESTRICTED DEFINITIVE BONDS. A holder of a beneficial interest in a Restricted Global Bond may exchange such beneficial interest for an Unrestricted Definitive Bond or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Bond only if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the New Bonds or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by an Initial Purchaser pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D)    the Registrar receives the following:

                         (1) if the holder of such beneficial interest in a
                  Restricted Global Bond proposes to exchange such beneficial interest for a Definitive Bond that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                  (1)(b) thereof; or

                         (2) if the holder of such beneficial interest in a
                  Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Bond that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof, and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            (iv) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL BONDS TO UNRESTRICTED DEFINITIVE BONDS. If any holder of a beneficial interest in an Unrestricted Global Bond proposes to exchange such beneficial interest for a Definitive Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Bond, then, upon satisfaction of the conditions set forth in Section 2.6(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 2.6(h) hereof, and the Company shall execute and the Trustee shall upon receipt of an Authentication Order authenticate and (at the expense of the Company) deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any Definitive Bond issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the applicable Participant or Indirect Participant. The Trustee shall (at the expense of the Company) deliver such Definitive Bonds to the Persons in whose names such Bonds are so registered. Any Definitive Bond issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(iv) shall not bear the Private Placement Legend.

      (d)   TRANSFER AND EXCHANGE OF DEFINITIVE BONDS FOR BENEFICIAL INTERESTS.

            (i) RESTRICTED DEFINITIVE BONDS TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS. If any Holder of a Restricted Definitive Bond proposes to exchange such Bond for a beneficial interest in a Restricted Global Bond or to transfer such Restricted Definitive Bond to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Bond, then, upon receipt by the Registrar of the following documentation:

                  (A) if the Holder of such Restricted Definitive Bond proposes to exchange such Bond for a beneficial interest in a

            Restricted Global Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                  (B) if such Restricted Definitive Bond is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such Restricted Definitive Bond is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such Restricted Definitive Bond is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such Restricted Definitive Bond is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
            (3)(b) thereof; or

                  (F) if such Restricted Definitive Bond is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Bond, increase or cause to be increased the aggregate principal amount of, in the case of clause
            (A) above, the appropriate Restricted Global Bond, in the case of clause (B) above, the 144A Global Bond, and in the case of clause
            (C) above, the Regulation S Global Bond.

            (ii) RESTRICTED DEFINITIVE BONDS TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL BONDS. A Holder of a Restricted Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Restricted Definitive Bond to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond only if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange or the transferee, in the case of a transfer, certifies in the Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the New Bonds or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by an Initial Purchaser pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D)    the Registrar receives the following:

                         (1) if the Holder of such Restricted Definitive Bond
                  proposes to exchange such Bond for a beneficial interest in the Unrestricted Global Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (l)(c) thereof; or

                         (2) if the Holder of such Restricted Definitive Bond
            proposes to transfer such Bond to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Bond, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

            and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.6(d)(ii), the Trustee shall cancel the Definitive Bonds and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Bond.

            (iii) UNRESTRICTED DEFINITIVE BONDS TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL BONDS. A Holder of an Unrestricted Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Unrestricted Definitive Bond to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond at any time. Upon receipt of a written request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Bond and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Bonds.

            If any such exchange or transfer from a Definitive Bond to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Bond has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate, one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of Definitive Bonds so transferred.

      (e)   TRANSFER AND EXCHANGE OF DEFINITIVE BONDS FOR DEFINITIVE BONDS.

            Upon request by a Holder of Definitive Bonds and such Holder's compliance with the provisions of this Section 2.6(e), the Registrar shall register the transfer or exchange of Definitive Bonds. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Bonds duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(e).

            (i) RESTRICTED DEFINITIVE BONDS TO RESTRICTED DEFINITIVE BONDS. Any Restricted Definitive Bond may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Bond if the Registrar receives the following:

                  (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                  (B) if the transfer will be made pursuant to Rule 903 or Rule
            904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                  (C) if the transfer will be made pursuant to any other
            exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

            (ii) RESTRICTED DEFINITIVE BONDS TO UNRESTRICTED DEFINITIVE BONDS. Any Restricted Definitive Bond may be exchanged by the Holder thereof for an Unrestricted Definitive Bond or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Bond if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the New Bonds or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) any such transfer is effected by an Initial Purchaser pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D)    the Registrar receives the following:

                         (1) if the Holder of such Restricted Definitive Bonds
                  proposes to exchange such Bonds for an Unrestricted Definitive Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (I)(d) thereof; or

                         (2) if the Holder of such Restricted Definitive Bonds
                  proposes to transfer such Bonds to a Person who shall take delivery thereof in the form of an Unrestricted Definitive

                  Bond, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

            and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            (iii) UNRESTRICTED DEFINITIVE BONDS TO UNRESTRICTED DEFINITIVE BONDS. A Holder of Unrestricted Definitive Bonds may transfer such Bonds to a Person who takes delivery thereof in the form of an Unrestricted Definitive Bond. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Bonds pursuant to the instructions from the Holder thereof.

      (f)   INTENTIONALLY OMITTED.

      (g)   LEGENDS.

            The following legends shall appear on the face of all Global Bonds and Definitive Bonds issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

            (i)   PRIVATE PLACEMENT LEGEND.

                  (A) Except as permitted by subparagraph (B) below, each Global
            Bond and each Definitive Bond (and all Bonds issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

      "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERRED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

      THE HOLDER OF THIS SECURITY BY ITS ACQUISITION HEREOF (1) REPRESENTS THAT
      (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION 5, (2) AGREES THAT IT WILL NOT PRIOR TO
      (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR AN AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE") OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A,
      (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING THE CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER

      AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                  (B) Notwithstanding the foregoing, any Global Bond or
            Definitive Bond issued pursuant to subparagraphs (b)(iv), (c)(ii),
            (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this
            Section 2.6 (and all Bonds issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

            (ii) Global Bond Legend. Each Global Bond shall bear a legend in substantially the following form:

      "THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.7 OF THE INDENTURE, (II) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11

      OF THE INDENTURE AND (IV) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

            (iii) REGULATION S TEMPORARY GLOBAL BOND LEGEND. The Regulation S Temporary Global Bond shall bear a legend in substantially the following form:

      "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

      (h)   CANCELLATION AND/OR ADJUSTMENT OF GLOBAL BONDS.

            At such time as all beneficial interests in a particular Global Bond have been exchanged for Definitive Bonds or a particular Global Bond has been redeemed, repurchased or canceled in whole and not in part, each such Global Bond shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Bond or for Definitive Bonds, the principal amount of Bonds represented by such Global Bond shall be reduced accordingly and an endorsement shall be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Bond, such other Global Bond shall be increased accordingly and an endorsement shall be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

      (i)   GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

            (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Bonds and Definitive Bonds upon receipt of an Authentication Order in accordance with Section 2.2 hereof or upon receipt of a written request of the Registrar in accordance with the terms hereof.



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

            (ii) No service charge shall be made to a holder of a beneficial interest in a Global Bond or to a Holder of a Definitive Bond for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.6, 3.7, 3.8 and 9.5 hereof).

            (iii) The Registrar shall not be required to register the transfer of or exchange any Bond selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

            (iv) All Global Bonds and Definitive Bonds issued upon any registration of transfer or exchange of Global Bonds or Definitive Bonds shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Bonds or Definitive Bonds surrendered upon such registration of transfer or exchange.

            (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Bonds during a period beginning at the opening of business 15 days before the day of any selection of Bonds for redemption under Section 3.2 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part or (C) to register the transfer of or to exchange a Bond between a record date and the next succeeding interest payment date.

            (vi) Prior to due presentment for the registration of a transfer of any Bond, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Bond is registered as the absolute owner of such Bond for the purpose of receiving payment of principal of and interest on such Bond and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

            (vii) The Trustee shall authenticate Global Bonds and Definitive Bonds in accordance with the provisions of Section 2.2 hereof.

            (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.6 to effect a registration of transfer or exchange may be submitted by facsimile.



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

SECTION 2.7       REPLACEMENT BONDS

            If any mutilated Bond is surrendered to the Trustee or the Company and the Trustee and the Company receives evidence to its satisfaction of the destruction, loss or theft of any Bond, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Bond if the Company's and the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity Bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Bond is replaced. The Company and the Trustee may charge for their expenses in replacing a Bond.

            Every replacement Bond is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Bonds duly issued hereunder.

SECTION 2.8       OUTSTANDING BONDS

            The Bonds outstanding at any time are all the Bonds authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Bond effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.9 hereof, a Bond does not cease to be outstanding because the Company or an Affiliate of the Company holds the Bond.

            If a Bond is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Bond is held by a bona fide purchaser.

            If the principal amount of any Bond is considered paid under Section
4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue.

            If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Bonds payable on that date, then on and after that date such Bonds shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9       TREASURY BONDS

            In determining whether the Holders of the required principal amount of Bonds have concurred in any direction, waiver or consent, Bonds owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Bonds that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10      TEMPORARY BONDS

            Until certificates representing Bonds are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Bonds. Temporary Bonds shall be substantially in the form of certificated Bonds but may have variations that the Company considers appropriate for temporary Bonds and as shall be reasonably acceptable to the Trustee.

            Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Bonds in exchange for temporary Bonds.

            Holders of temporary Bonds shall be entitled to all of the benefits of this Indenture.

SECTION 2.11      CANCELLATION

            The Company at any time may deliver Bonds to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Bonds surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Bonds surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Bonds (subject to the record retention requirement of the Exchange
Act). Certification of the destruction of all canceled Bonds shall be delivered (at the expense of the Company) to the Company. The Company may not issue new Bonds to replace Bonds that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12      DEFAULTED INTEREST

            If the Company defaults in a payment of interest on the Bonds, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Bonds and in Section 4.1 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Bond and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, PROVIDED that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13      CUSIP NUMBERS

            The Company in issuing the Bonds may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders, PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Bonds, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE 3.
                            REDEMPTION AND PREPAYMENT

SECTION 3.1       NOTICES TO TRUSTEE

            If the Company elects to redeem Bonds pursuant to the redemption provisions of Section 3.7 or 3.8 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officer's Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Bonds to be redeemed and (iv) the redemption price.

SECTION 3.2       SELECTION OF BONDS TO BE REDEEMED

            If less than all of the Bonds are to be redeemed at any time, the Trustee shall select the Bonds to be redeemed among the Holders of the Bonds in compliance with the requirements of the principal national securities exchange, if any, on which the Bonds are listed or, if the Bonds are not so listed, on a PRO RATA basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Bonds to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Bonds not previously called for redemption.

            The Trustee shall promptly notify the Company of the Bonds selected for redemption and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed. Bonds and portions of Bonds selected shall be in amounts of $100,000 or whole multiples of $1,000 in excess thereof; except that if all of the Bonds of a Holder are to be redeemed, the entire outstanding amount of Bonds held by such Holder, even if not in the amount of $100,000 or a multiple of $1,000 in excess thereof, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Bonds called for redemption also apply to portions of Bonds called for redemption.

SECTION 3.3       NOTICE OF REDEMPTION

            At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Bonds are to be redeemed at its registered address.

            The notice shall identify the Bonds to be redeemed and shall state:

      (a)   the redemption date;

      (b)   the redemption price;

      (c) if any Bond is being redeemed in part, the portion of the principal amount of such Bond to be redeemed and that, after the redemption date upon surrender of such Bond, a new Bond or Bonds in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Bond;

      (d)   the name and address of the Paying Agent;

      (e) that Bonds called for redemption must be surrendered to the Paying Agent to collect the redemption price;

      (f) that, unless the Company defaults in making such redemption payment, interest on Bonds called for redemption ceases to accrue on and after the redemption date;

      (g) the paragraph of the Bonds and/or Section of this Indenture pursuant to which the Bonds called for redemption are being redeemed; and

      (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Bonds.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; PROVIDED, HOWEVER, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date (or such shorter time period acceptable to the Trustee), an Officer's Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.4       EFFECT OF NOTICE OF REDEMPTION

            Once notice of redemption is mailed in accordance with Section 3.3 hereof, Bonds called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5       DEPOSIT OF REDEMPTION PRICE

            One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Bonds to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Bonds to be redeemed.

            If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Bonds or the portions of Bonds called for redemption. If a Bond is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Bond was registered at the close of business on such record date. If any Bond called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Bonds and in Section 4.1 hereof.

SECTION 3.6       BONDS REDEEMED IN PART

            Upon surrender of a Bond that is redeemed in part, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate for the Holder at the expense of the Company a new Bond equal in principal amount to the unredeemed portion of the Bond surrendered.

SECTION 3.7       OPTIONAL REDEMPTION

            The Bonds shall be subject to optional redemption at any time at a Redemption Price equal to the outstanding principal amount of the Bonds to be



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

redeemed plus all accrued and unpaid interest thereon to the Redemption Date, plus the Make-Whole Premium, if any.

SECTION 3.8       MANDATORY REDEMPTION

            The Bonds will be subject to mandatory redemption upon the occurrence of a Recovery Event with respect to the Facilities, other than with respect to amounts received by the Owner Lessor in connection with a Recovery Event for which the Facility Lessee elects to restore or replace the asset or assets in respect of which such Recovery Event occurred and a Reinvestment Notice is provided to the Collateral Agent and the Trustee within 45 days of such Recovery Event (provided that, with respect to any Recovery Event of $50 million or more, the Independent Engineer shall have certified as to the reasonableness, in light of Prudent Industry Practice, of the Facility Lessee's repair and replacement plans as set forth in the Facility Lessee's Reinvestment Notice relating to such Recovery Event). Any mandatory redemption of the Bonds will be without premium or penalty at a Redemption Price equal to the unpaid principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date.

SECTION 3.9       NOTICES TO BONDHOLDERS BY LEASE INDENTURE TRUSTEE

            All provisions with respect to notices to the Bondholders will be deemed to have been satisfied by delivery of such notice to the Bondholders by the Lease Indenture Trustee or the Owner Lessor in compliance with the provisions of this Article III. In addition, all notices provided to the Company under this Indenture must also be provided by the Trustee to the Owner Lessor, Security Agent, Facility Lessee and Lease Indenture Trustee.

                                   ARTICLE 4.
                                    COVENANTS

SECTION 4.1       PAYMENT OF BONDS

            The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Bonds on the dates and in the manner provided in the Bonds. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

            The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Bonds to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.2       MAINTENANCE OF OFFICE OR AGENCY

            The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Bonds may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Bonds and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

            The Company may also from time to time designate one or more other offices or agencies where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with this Section and Section 2.3.

SECTION 4.3       INFORMATION REQUIREMENTS

      (a) The Company shall furnish or cause to be furnished to the Trustee, all information that it receives pursuant to Section 5.1 of the Participation Agreement, PROVIDED, HOWEVER that the Company is not obligated to provide such information if it has been provided to the Trustee directly by Homer City.

SECTION 4.4       STAY, EXTENSION AND USURY LAWS

            The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.5       LIMITATION ON SUBSIDIARIES AND INVESTMENTS

            The Company shall not create or acquire any Subsidiary.

SECTION 4.6       LIMITATION ON INCURRENCE OF INDEBTEDNESS

            The Company shall not, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "INCUR") any indebtedness other than Permitted Indebtedness.

            "PERMITTED INDEBTEDNESS" shall mean Indebtedness incurred in respect of the Bonds.

            Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.6.

SECTION 4.7       LIMITATION OF SALE OF ASSETS

            The Company shall not sell, transfer, convey, lease or otherwise dispose of any assets.

SECTION 4.8       LIMITATION ON TRANSACTIONS WITH AFFILIATES

            The Company shall not enter into any transaction or arrangement, whether or not in the ordinary course of business, with any Affiliates of the Company; PROVIDED HOWEVER that any transaction between the Company and Wilmington Trust Company as the sole member of the Company consistent with the terms of the limited liability company agreement as in effect on the date hereof of the

Company will not be deemed to be an affiliate transaction for purposes of this
Section 4.8.

SECTION 4.9       LIMITATION ON LIENS

            The Company shall not create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind upon any of its property or assets, now owned or hereafter acquired, other than Permitted Liens.

            The provisions of the first paragraph of this Section 4.9 shall not apply to the incurrence of any of the following types of Liens (collectively, "PERMITTED LIENS"):

      (a)   Liens created in this Indenture; and

      (b) Liens for taxes, assessments or governmental charges or levies that are not yet delinquent and remain payable without penalty or that are being contested in good faith by appropriate proceedings promptly instituted and diligently prosecuted; PROVIDED that any reserve or other appropriate provision as shall be required to conform with GAAP shall have been made therefor.

SECTION 4.10      LIMITATION ON BUSINESS ACTIVITIES

            The Company shall not engage in any business or conduct any activities other than payment on and other obligations in respect of the Bonds as set forth in Section 4.1.

SECTION 4.11      MAINTENANCE OF EXISTENCE

            The Company shall at all times (i) maintain its respective existence in good standing under the laws of Delaware and (ii) maintain and renew all of its respective rights, powers, privileges and franchises in all material respects.

SECTION 4.12      PAYMENTS FOR CONSENT

            The Company shall not directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Bonds for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Bonds unless such consideration is offered to be paid or is paid to all Holders of the Bonds that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.13      COMPLIANCE WITH LAWS

            The Company shall comply with all applicable laws, acts, rules, regulations, permits, orders and requirements of any legislative, executive, administrative or judicial body relating to the Company in all material respects.

SECTION 4.14      PERFECTION OF SECURITY INTERESTS

      Upon receipt of written instructions from the Trustee, the Company shall undertake, or shall cause to be undertaken, such specified actions as may be necessary or appropriate in the reasonable judgement of the Trustee to (a) maintain the security interest in the Collateral in full force and effect (including the priority thereof) and (b) preserve and protect the Collateral and protect and enforce the Company's rights and title to the Collateral including, without limitation, the making or delivery of all filings and recordations, the payment of fees and other charges and the issuance of supplemental documentation for such purposes. The Trustee shall undertake to provide the Company with the written instructions required herein, however, failure by the Trustee, for any reason, to provide such written instructions shall not, in any way, negate or override the Company's covenant to preserve, or cause to be preserved,the security interests granted under this Indenture.

SECTION 4.15      CONSENT PAYMENT

            Until the Consent Payment is paid in accordance with this Section 4.15, the Company shall maintain with the Trustee the Consent Payment Account. On the Expiration Date, the Trustee shall deposit the Consent Payment it has received pursuant to Section 2.3(d) of each Participation Agreement into the Consent Payment Account. The Trustee shall pay the aggregate amount of the Consent Payment to each Holder of the Bonds who had consented to the Proposals as described in the Consent Solicitation Statement on or prior to the Expiration Date its portion of the Consent Payment within five (5) Business Days of the Expiration Date.

                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.1       LIMITATION ON MERGER, CONSOLIDATION AND SALE OF
                  SUBSTANTIALLY ALL ASSETS

            The Company shall not, directly or indirectly, consolidate or merge with or into any other person (whether or not the Company is the surviving corporation), or sell, assign, convey, lease, transfer or otherwise dispose of, all or substantially all of its properties or assets in one or a series of transactions, to any Person or Persons.

                                   ARTICLE 6.
                                EVENTS OF DEFAULT

SECTION 6.1       EVENTS OF DEFAULT

            Each of the following shall constitute an Event of Default hereunder:

      (a) default for 5 Business Days in the payment when due of any principal of, premium, if any, or interest on the Bonds; or

      (b) failure by the Company to comply with the provisions described above under Sections 4.6, 4.7, 4.9, 4.10, 4.11, or 5.1, and such failure shall continue uncured for 30 or more days from the date an authorized officer of the Company receives actual notice thereof;

      (c)   the Company pursuant to or within the meaning of Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

                  (iv) make a general assignment for the benefit of its
            creditors, or

                  (v) generally is not paying its debts as they become due;

      (d) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company in an involuntary case;

                  (ii) appoints a custodian of the Company or for all or
            substantially all of the property of the Company; or

                  (iii) orders the liquidation of the Company; and, in which case, the order or decree remains unstayed and in effect for 60 consecutive days;

      (e)   any Lease Indenture Event of Default; or

      (f) failure by the Company to comply with any of its agreements in this Indenture and such failure shall continue uncured for 60 or more days from the date an authorized officer of the Company receives actual notice thereof (or to the extent the Default is curable but cannot be cured) within such 60 day period, so long as the Company provides an Officer's Certificate to the Trustee stating that it is diligently pursuing a cure, such longer period of time which may be necessary in good faith to cure the same, but in no event to exceed 90 days.

SECTION 6.2       ACCELERATION

            If any Event of Default (other than an Event of Default specified in clause (c) or (d) of Section 6.1 hereof with respect to the Company) occurs and is continuing, the Trustee may, and upon written direction of the Holders of at least 33-1/3% (in the case of any Event of Default specified in clause (a) of Section 6.1 hereof) or 50% (in the case of any other Event of Default) in principal amount of the then outstanding Bonds shall, declare, by written notice to the Company, all the Bonds to be due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (c) or (d) of Section
6.1 hereof occurs with respect to the Company, all outstanding Bonds shall be due and payable without further action or notice. Holders of the Bonds may not enforce this Indenture or the Bonds except as provided in this Indenture. The Trustee may withhold from Holders of the Bonds notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their best interest. The Holders of at least 662/3% in aggregate principal amount of the then outstanding Bonds by notice to the Trustee may on behalf of the Holders of all of the Bonds rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

            The Holders of a majority in aggregate principal amount of the Bonds then outstanding by notice to the Trustee may on behalf of the Holders of all of the Bonds waive any existing Default or Event of Default and its consequences under this Indenture except (i) a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest on, the Bonds (including in connection with an offer to purchase) and (ii) an Event of Default specified in clause (c) or
(d) of Section 6.1 hereof.

SECTION 6.3       OTHER REMEDIES

            If an Event of Default occurs and is continuing, the Trustee, in its sole discretion, may pursue any available remedy to collect the payment of principal, premium, if any, or interest on the Bonds or to enforce the performance of any provision of the Bonds or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Bonds or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Bond in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.4       WAIVER OF PAST DEFAULTS

            Upon any waiver of any existing Default or Event of Default pursuant to the second paragraph of Section 6.2, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.5       CONTROL BY MAJORITY

            Holders of a majority in principal amount of the then outstanding Bonds may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders of Bonds or that may involve the Trustee in personal liability. The Trustee may take any other action consistent with this Indenture relating to any such direction.

SECTION 6.6       LIMITATION ON SUITS

            A Holder of a Bond may pursue a remedy with respect to this Indenture or the Bonds only if:

      (a) the Holder of a Bond gives to the Trustee written notice of a continuing Event of Default;



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

      (b) the Holders of a majority in principal amount of the then outstanding Bonds make a written request to the Trustee to pursue the remedy;

      (c) such Holder of a Bond or Holders of Bonds offer and, if requested, provide to the Trustee security and indemnity satisfactory to the Trustee against any loss, liability or expense;

      (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of security and indemnity; and

      (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Bonds do not give the Trustee a direction inconsistent with the request.

            A Holder of a Bond may not use this Indenture to prejudice the rights of another Holder of a Bond or to obtain a preference or priority over another Holder of a Bond.

SECTION 6.7       RIGHTS OF HOLDERS OF BONDS TO RECEIVE PAYMENT

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Bond, which is absolute and unconditional, to receive payment of principal, premium, if any, and interest on the Bond, on or after the respective due dates expressed in the Bond (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, or the obligation of the Company, which is also absolute and unconditional, to pay the principal of, premium, if any, and interest on the Bond to such Holder at the time and place set forth in the Bond, shall not be impaired or affected without the consent of such Holder.

SECTION 6.8       COLLECTION SUIT BY TRUSTEE

            If an Event of Default specified in Section 6.1(a) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Bonds and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel.



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

SECTION 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM

            The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Bonds allowed in any judicial proceedings relative to the Company (or any other obligor upon the Bonds), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under or in connection with this Indenture. To the extent that the payment of any such compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under or in connection with this Indenture out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a perfected, first priority Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise, and such Lien in favor of a predecessor Trustee shall be senior to the Lien in favor of the current Trustee. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10 PRIORITIES

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            FIRST: to the Trustee (including any predecessor Trustee), its agents and attorneys for amounts due under Section 7.7 hereof, including payment of all compensation, fees, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

            SECOND: to Holders of Bonds for amounts due and unpaid on the Bonds for principal, premium, if any, and interest, ratably, without preference or



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priority of any kind, according to the amounts due and payable on the Bonds for principal, premium, if any, and interest, respectively; and

            THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

            The Trustee may fix a record date and payment date for any payment to Holders of Bonds pursuant to this Section 6.10.

SECTION 6.11 FOR COSTS

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Bond pursuant to Section 6.7 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Bonds.

                                   ARTICLE 7.
                                     TRUSTEE

SECTION 7.1 DUTIES OF TRUSTEE

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (b) Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this

            Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b)
            of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any
            action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5 hereof.

      (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), (c), (e) and (f) of this Section.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request or direction of any Holders, unless such Holder shall have offered and, if requested, provided to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held or deposited with the Trustee for the benefit of the Holders shall be held in a segregated account maintained or controlled by the Trustee.

SECTION 7.2 RIGHTS OF TRUSTEE

      (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney.

      (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

      (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

      (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered and, if requested, provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

      (g) No permissive right of the Trustee to act hereunder shall be construed as a duty.

      (h) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers Certificate, an Opinion of Counsel, or both.

SECTION 7.3 INDIVIDUAL RIGHTS OF TRUSTEE

            The Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.4 TRUSTEE'S DISCLAIMER

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Bonds or the Registration Rights Agreement; it shall not be accountable for the Company's use of the proceeds from the Bonds or any money paid to the Company or upon the Company's direction under any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Bonds or any other document in connection with the sale of the Bonds or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.5 NOTICE OF DEFAULTS

            If a Default or an Event of Default occurs and is continuing and if the Trustee receives written notice thereof, the Trustee shall (at the expense of the Company) mail to Holders of Bonds a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or an Event of Default in payment of principal of, premium, if any, or interest on any Bond or Lessor Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Bonds.

SECTION 7.6 REPORTS BY TRUSTEE TO HOLDERS OF THE BONDS

            Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Bonds remain outstanding, the Trustee shall (at the expense of the Company) mail to the Holders of the Bonds a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b). The Trustee shall transmit by mail all reports as required by TIA ss. 313(c).

            A copy of each report at the time of its mailing to the Holders of Bonds shall be mailed to the Company and filed with the Commission and each stock exchange on which the Bonds are listed in accordance with TIA ss. 313(d). The



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Company shall promptly notify the Trustee when the Bonds are listed on any stock exchange.

SECTION 7.7 COMPENSATION AND INDEMNITY

            The Company agrees to pay to the Trustee from time to time compensation as agreed upon by the Trustee and the Company, and, in the absence of any such agreement, reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the compensation, disbursements and reasonable expenses of the Trustee's agents and counsel.

            The obligations of the Company to the Trustee under this Indenture shall survive the satisfaction and discharge of this Indenture.

            To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Bonds on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Bonds. Such Lien shall survive the satisfaction and discharge of this Indenture.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(c) or (d) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

            The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

SECTION 7.8 REPLACEMENT OF TRUSTEE

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

            The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Bonds of a majority in principal amount of the then outstanding Bonds may remove the Trustee



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by so notifying the Trustee and the Company in writing. The Company may by a
Board Resolution remove the Trustee if:

      (a) the Trustee fails to comply with Section 7.10 hereof;

      (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

      (c) a custodian or public officer takes charge of the Trustee or its property; or

      (d) the Trustee becomes incapable of acting as trustee hereunder.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Bonds may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            If a successor Trustee does not take office within 60 days after a vacancy exists in the office of Trustee, the Company, or the Holders of Bonds of at least 10% in principal amount of the then outstanding Bonds may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee, after receiving a written request by any Holder of a Bond who has been a BONA FIDE Holder of a Bond for at least six months, fails to comply with Section 7.10, such Holder of a Bond may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Bonds. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, PROVIDED all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.



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

SECTION 7.9 SUCCESSOR TRUSTEE BY MERGER, ETC

            If the Trustee or any Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee or Agent, as the case may be.

SECTION 7.10 ELIGIBILITY; DISQUALIFICATION

            There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that together with its direct parent, if any, or in the case of a corporation included in a bank holding company system, its related bank holding company, has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY

            The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

SECTION 7.12 OTHER CAPACITIES

            All references in this Indenture to the Trustee shall be deemed to refer to the Trustee in its capacity as Trustee and in its capacities as any Agent, to the extent acting in such capacities, and every provision of this Indenture relating to the conduct or affecting the liability or offering protection, immunity or indemnity to the Trustee shall be deemed to apply with the same force and effect to the Trustee acting in its capacities as any Agent.



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                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.1 OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE

            The Company may, at its option and at any time, elect to have either
Section 8.2 or 8.3 hereof be applied to all outstanding Bonds upon compliance with the conditions set forth below in this Article 8.

SECTION 8.2 LEGAL DEFEASANCE AND DISCHARGE

            Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Bonds on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Bonds, which shall thereafter be deemed to be "OUTSTANDING" only for the purposes of Section 8.5 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Bonds and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Bonds to receive solely from the trust fund described in Section 8.4 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Bonds when such payments are due, (b) the Company's obligations with respect to such Bonds under Article 2 and Section 4.1 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee and any Agent hereunder and the Company's obligations in connection therewith, including, without limitation, Article 7 and Section 8.5 and 8.7 hereunder, and (d) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3 hereof.

SECTION 8.3 COVENANT DEFEASANCE

            Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be released from its obligations under the covenants contained in Sections 4.3, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.13 and 5.1 hereof with respect to the outstanding Bonds on and after the date the conditions set forth in

Section 8.4 are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Bonds shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "OUTSTANDING" for all other purposes hereunder (it being understood that such Bonds shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Bonds, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 hereof, but, except as specified above, the remainder of this Indenture and such Bonds shall be unaffected thereby. In addition, upon the Company's exercise under Section
8.1 hereof of the option applicable to this Section 8.3 hereof, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, Sections 6.1(d) through 6.1(f) hereof shall not constitute Events of Default.

SECTION 8.4 CONDITIONS TO LEGAL OR COVENANT DEFEASANCE

            The following shall be the conditions to the application of either
Section 8.2 or 8.3 hereof to the outstanding Bonds:

In order to exercise either Legal Defeasance or Covenant Defeasance:

      (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Bonds, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Bonds on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Bonds are being defeased to maturity or to a particular redemption date;

      (b) in the case of an election under Section 8.2 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Bonds will not recognize income, gain or loss for federal income tax purposes as a result of such Legal



                                       62
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Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

      (c) in the case of an election under Section 8.3 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the outstanding Bonds will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

      (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.1(c) or 6.1(d) hereof are concerned, at any time in the period ending on the 91st day after the date of deposit;

      (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture or any other Transaction Document) to which the Company is a party or by which the Company is bound;

      (f) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (subject to customary qualifications and assumptions) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

      (g) the Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Bonds over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

      (h) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that, subject to customary assumptions and exclusions, all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.



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SECTION 8.5 DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER
            MISCELLANEOUS PROVISIONS

            Subject to Section 8.6 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "TRUSTEE") pursuant to Section 8.4 hereof in respect of the outstanding Bonds shall be held in trust and applied by the Trustee, in accordance with the provisions of such Bonds and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent), to the Holders of such Bonds of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company agrees to pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Bonds.

            Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.6 REPAYMENT TO COMPANY

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of, premium, if any, or interest on any Bond and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Bond shall thereafter, as a secured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.7 REINSTATEMENT

            If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.2 or
8.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Bonds shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted by such court or governmental authority to apply all such money in accordance with Section 8.2 or 8.3 hereof, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Bond following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Bonds to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.1 WITHOUT CONSENT OF HOLDERS OF BONDS

            Notwithstanding Section 9.2 of this Indenture, the Company and the Trustee may amend or supplement this Indenture, the Bonds or any Financing Document without the consent of any Holder of a Bond:

      (a) to cure any ambiguity, omission, defect or inconsistency;

      (b) to provide for uncertificated Bonds in addition to or in place of certificated Bonds or to alter the provisions of Article 2 hereof (including the related definitions) in a manner that does not adversely affect any Holder;

      (c) to make any change that would provide any additional rights or benefits to the Holders of the Bonds or that does not adversely affect the legal rights hereunder of any Holder of the Bonds; or

      (d) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture or any Security Document under the TIA.

            Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.2 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.2 WITH CONSENT OF HOLDERS OF BONDS

            Except as provided below in this Section 9.2, the Company and the Trustee may amend or supplement this Indenture and the Bonds may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Bonds then outstanding voting as a single class (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Bonds), and, subject to Sections 6.4 and
6.7 hereof, any existing Default or Event of Default (other than a Default or an Event of Default in the payment of the principal of, premium, if any, or interest on the Bonds, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Bonds may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Bonds voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Bonds). Section 2.8 hereof shall determine which Bonds are considered to be "outstanding" for purposes of this Section 9.2.

            Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Bonds as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.2 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

            It shall not be necessary for the consent of the Holders of Bonds under this Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Bonds affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.4 and 6.7 hereof, the Holders of a majority in aggregate principal amount of the Bonds then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of this Indenture or the Bonds. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.2 may not (with respect to any Bonds held by a non-consenting Holder):

      (a) reduce the principal amount of Bonds whose Holders must consent to an amendment, supplement or waiver;

      (b) reduce the principal of or change the fixed maturity of any Bond or alter or waive any of the provisions with respect to the redemption of the Bonds;

      (c) reduce the rate of or change the time for payment of interest, including default interest, on any Bond;

      (d) waive a Default or an Event of Default in the payment of principal of, premium, if any, or interest on the Bonds (except a rescission of acceleration of the Bonds by the Holders of at least 66-2/3% in aggregate principal amount of the then outstanding Bonds and a waiver of the payment Default that resulted from such acceleration);

      (e) make any Bond payable in money other than that stated in the Bonds;

      (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Bonds to receive payments of principal of, premium, if any, or interest on the Bonds;

      (g) waive a redemption payment with respect to any Bond; or

      (h) make any change in the foregoing amendment and waiver provisions.

SECTION 9.3 COMPLIANCE WITH TRUST INDENTURE ACT

            Every amendment or supplement to this Indenture or the Bonds shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.4 REVOCATION AND EFFECT OF CONSENTS

            Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Bond is a continuing consent by the Holder of a Bond and every subsequent Holder of a Bond or portion of a Bond that evidences the same debt as the consenting Holder's Bond, even if notation of the consent is not made on any Bond. However, any such Holder of a Bond or subsequent Holder of a Bond may revoke the consent as to its Bond if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.5 NOTATION ON OR EXCHANGE OF BONDS

            The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Bond thereafter authenticated. The Company in exchange for a Bond may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Bonds that reflect the amendment, supplement or waiver.

            Failure to make the appropriate notation or issue a new Bond shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.6 TRUSTEE TO SIGN AMENDMENTS, ETC

            The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the sole member of the Company approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.1 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 10.4 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

SECTION 9.7 ACTIONS WITH RESPECT TO PLEDGED NOTES

            The Company shall take action and give consents, waivers and otherwise vote with respect to the Pledged Notes and the Lease Indentures in accordance with the direction of the Holders. The principal amount of Pledged Notes that the Company shall vote on pursuant to which the Company shall direct any action shall be in proportion to the principal amount of Bonds, voting as a single class, so voting or directing the Company and taking the corresponding position.

                                   ARTICLE 10.
                                  MISCELLANEOUS

SECTION 10.1 TRUST INDENTURE ACT CONTROLS

            If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

SECTION 10.2 NOTICES

            Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address

            If to the Company:

            Homer City Funding LLC
            c/o Wilmington Trust Company
            1100 North Market Street
            Wilmington, DE 19890
            Attention:  Corporate Trust Administration
            Facsimile:  302-651-8915

            With a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            Four Times Square
            New York, New York  10036-6522
            Attention:  Harold F. Moore, Esq.
            Facsimile:  212-735-2000

            If to the Trustee:

            The Bank of New York
            114 West 47th Street
            25th Floor
            New York, New York  10036
            Attention:  Corporate Trust Division
            Facsimile:  212-852-1625

            The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

            All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.
            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except for notices or communications to the Trustee, which shall be effective only upon actual receipt thereof.

            If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 10.3 COMMUNICATION BY HOLDERS OF BONDS WITH OTHER HOLDERS OF BONDS

            The Trustee will comply with TIA ss. 312(b) and the Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Bonds. The Company, the Trustee, the Registrar and anyone else, as applicable, shall have the protection of TIA ss. 312(c).

SECTION 10.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee, if so requested by the Trustee:

      (a) an Officer's Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.5 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

      (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.5 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 10.5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

      (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

      (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 10.6 RULES BY TRUSTEE AND AGENTS

            The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.7 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND
             SHAREHOLDERS

            No director, officer, employee, incorporator, shareholder, member, manager, agent or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Bonds, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Bonds by accepting a Bond waives and releases all such liability and agrees that all recourse against the Company shall be limited solely to the Collateral. The waiver and release are part of the consideration for issuance of the Bonds. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

SECTION 10.8 GOVERNING LAW

            THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE BONDS.

SECTION 10.9 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS

            This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.10 SUCCESSORS

            All agreements of the Company in this Indenture and the Bonds shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 10.11 SEVERABILITY

            In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.12 COUNTERPART ORIGINALS

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 10.13 TABLE OF CONTENTS, HEADINGS, ETC

            The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 10.14 EFFECTIVENESS OF THIS INDENTURE

            Notwithstanding the execution and delivery of this Indenture by the Company and the Trustee, this Indenture shall become effective only upon the consummation of the Sale-Leaseback Transaction (the "Effective Date"). The Initial Indenture will remain in effect until the Sale-Leaseback Transaction is consummated. Upon the effectiveness of this Indenture, the Initial Indenture shall be terminated and all obligations of Holdings or the Trustee thereunder shall be discharged and the Initial Indenture shall be replaced by this Indenture, and every Holder of Bonds heretofore or hereafter authenticated and delivered under the Initial Indenture or this Indenture shall be bound hereby. Notwithstanding the foregoing provisions of this Section 10.14, if the Sale-Leaseback Transaction is not consummated and the Consent Payment is not made within five Business Days after the Expiration Date, this Indenture will become null and void.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of December __, 2001

                                    HOMER CITY FUNDING LLC


                                    By:_________________________________
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK, as Trustee


                                    By:_________________________________
                                       Name:
                                       Title:

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                         Indenture Section
310(a)(1)........................................................7.10
   (a)(2)........................................................7.10
   (a)(3)........................................................N.A.
   (a)(4)........................................................N.A.
   (a)(5)........................................................7.10
   (b)......................................................7.3, 7.10
   (c)...........................................................N.A.
311(a)...........................................................7.11
   (b)...........................................................7.11
   (c)...........................................................N.A.
312(a)............................................................2.5
   (b)...........................................................10.3
   (c)...........................................................10.3
313(a)............................................................7.6
   (b)(1)....................................................7.6, 7.7
   (b)(2)....................................................7.6, 7.7
   (c)......................................................7.6, 10.2
   (d)............................................................7.6
314(a)......................................................4.3; 10.2
   (b)...........................................................N.A.
   (c)(1)........................................................10.4
   (c)(2)........................................................10.4
   (c)(3)........................................................N.A.
   (e)...........................................................10.5
   (f)...........................................................N.A.
315(a)............................................................7.1
   (b)............................................................7.5
                                                                 10.2
   (c)............................................................7.1
   (d)............................................................7.1
   (e)...........................................................6.11
316(a)(last sentence).............................................2.9
   (a)(1)(A)......................................................6.5
   (a)(1)(B)......................................................6.4
   (a)(2).........................................................NA.
   (b)............................................................6.7
   (c)...........................................................2.12
317(a)(1).........................................................6.8
   (a)(2).........................................................6.9
   (b)............................................................2.4
318(a)...........................................................10.1
   (b)...........................................................N.A.
   (c)...........................................................10.1
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

                                   EXHIBIT A-1

                                 (FACE OF BOND)

          [INSERT THE GLOBAL BOND LEGEND, IF APPLICABLE PURSUANT TO THE
                          PROVISIONS OF THE INDENTURE]
       [INSERT THE PRIVATE PLACEMENT LEGEND, IF APPLICABLE PURSUANT TO THE
                          PROVISIONS OF THE INDENTURE]
                               [INSERT DTC LEGEND]

                                                            CUSIP/CINS _________
             [8.137] [8.734]% SENIOR SECURED BOND DUE [2019] [2026]

No.__                                                                   $_______

                             HOMER CITY FUNDING LLC


promises to pay to
                  --------------------------------------------------------------

or registered assigns,

the principal sum of
                    ------------------------------------------------------------

Dollars in a series of installments as specified below with
a final payment date of
                       ---------------------------------------------------------

Payment Dates: April 1 and October 1

Record Dates: March 15 and September 15

                        Homer City Funding LLC


                        By:___________________________
                           Name:
                           Title:


                        By:___________________________
                           Name:
                           Title:

This is one of the Global
Bonds referred to in the
within-mentioned Indenture:

THE BANK OF NEW YORK,
as successor Trustee


By: _________________________     Dated: December __, 2001
Name:
Title:



                                     A-1-1

                                 (BACK OF BOND)

             [8.137] [8.734]% Senior Secured Bond due [2019] [2026]

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. Homer City Funding LLC (the "COMPANY"), a Delaware limited liability company, promises to pay interest on the principal amount of this Bond at [8.137] [8.734]% per annum from December __, 2001 until maturity, as adjusted pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company shall pay interest semi-annually on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each a "PAYMENT DATE"). Interest on the Bonds will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Bond is authenticated between a record date referred to on the face hereof and the next succeeding Payment Date, interest shall accrue from such next succeeding Payment Date; PROVIDED, FURTHER, that the first Payment Date shall be April 1, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            2. PRINCIPAL. The principal of this Bond shall be due and payable in consecutive semi-annual installments on each Payment Date, commencing on April 1, 2004, and ending on the Payment Date for the final installment of principal set forth above, and each such installment of principal shall be in the amount, if any, set forth in Schedule 1 attached hereto in the column headed "Scheduled Principal Amount Payable" with respect to the date of such installment, PROVIDED that the final installment of principal shall be equal to the then unpaid principal balance of the Bond.

            3. METHOD OF PAYMENT. The Company will pay interest or principal due on the Bonds (except defaulted interest) to the Persons who are registered Holders of Bonds at the close of business on the March 15 or September 15 next preceding the Payment Date, even if such Bonds are canceled after such record date and on or before such Payment Date, except as provided in Section 2. 12 of the Indenture (as herein defined) with respect to defaulted interest. The Bonds will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that all payments of principal, premium, if any, and interest with respect to Bonds the Holders of which have given wire transfer instructions to the Company at least ten business days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.



                                     A-1-2

            4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the successor Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company may act in any such capacity.

            5. INDENTURE. The Company issued the Bonds under an Indenture dated as of May 27, 1999, as amended or supplemented from time to time ("INDENTURE"), between the Company and the Trustee. The terms of the Bonds include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Bonds are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Bond conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Series [8.137] [8.734] % Senior Secured Bonds due [2019] [2026] are obligations of the Company limited to [$___] million in aggregate principal amount.

            6. OPTIONAL REDEMPTION. The Bonds shall be subject to optional redemption at any time at a Redemption Price equal to the outstanding principal amount of the Bonds to be redeemed plus all accrued and unpaid interest thereon to the Redemption Date, plus the Make-Whole Premium, if any.

            7. MANDATORY REDEMPTION. The Bonds will be subject to mandatory redemption upon the occurrence of a Recovery Event with respect to the Facilities, other than with respect to amounts received by the Owner Lessor in connection with a Recovery Event for which the Facility Lessee elects to restore or replace the asset or assets in respect of which such Recovery Event occurred and a Reinvestment Notice is provided to the Collateral Agent and the Trustee within 45 days of such Recovery Event (provided that, with respect to any Recovery Event of $50 million or more, the Independent Engineer shall have certified as to the reasonableness of the Facility Lessee's repair and replacement plans as set forth in the Facility Lessee's Reinvestment Notice relating to such Recovery Event). Any mandatory redemption of the Bonds will be without premium or penalty at a Redemption Price equal to the unpaid principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date.

            8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Bonds are to be redeemed at its registered address. Bonds in denominations larger than $100,000 may be redeemed in part but only in whole multiples of $l,000 in excess thereof, unless all of the Bonds held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Bonds or portions thereof called for redemption.

            9. DENOMINATIONS, TRANSFER, EXCHANGE. The Bonds are in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of Bonds may be registered and Bonds may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Bond or portion of a Bond selected for redemption, except for the unredeemed portion of any Bond being redeemed in part. Also, the Company need not exchange or register the transfer of any Bonds for a period of 15 days before



                                     A-1-3
a selection of bonds to be redeemed or during the period between a record date and the next succeeding Payment Date.

            10. PERSONS DEEMED OWNERS. The registered Holder of a Bond may be treated as its owner for all purposes.

            11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Bonds may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Bonds voting as a single class, and any existing default or compliance with any provision of the Indenture or the Bonds may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Bonds voting as a single class. Without the consent of any Holder of a Bond, the Indenture, the Bonds or any Financing Document may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Bonds in addition to or in place of certificated Bonds or to alter the provisions of Article 2 of the Indenture (including the related definitions) in a manner that does not affect any Holder, to provide for the assumption of the Company's obligations to Holders of the Bonds in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Bonds or that does not adversely affect the legal rights under the Indenture of any such Holder or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture or any Security Document under the Trust Indenture Act.

            12. DEFAULTS AND REMEDIES. An "Event of Default" occurs if there is the occurrence of any of the following: (i) default for 5 business days in the payment when due of any principal of, premium, if any, or interest on the Bonds;
(ii) failure by the Company to comply with the provisions described under Sections 4.6, 4.7, 4.9 4.10, 4.11 or 5.1 of the Indenture, and such failure shall continue uncured for 30 or more days from the date an authorized officer of the Company receives actual notice thereof; (iii) the failure by the Company to comply with any of its agreements in this Indenture and such failure shall continue uncured for 60 or more days from the date an authorized officer of the Company receives actual notice thereof (or to the extent the Default is curable but cannot be cured within such 60 day period, so long as the Company provides an Officer's Certificate to the Trustee stating that it is diligently pursuing a cure, such longer period of time which may be necessary in good faith to cure the same, but in no event to exceed 90 days), (iv) certain events of bankruptcy or insolvency with respect to the Company; and (v) any Lease Indenture Event of Default. If any Event of Default (other than an Event of Default specified in clause (c) or (d) of Section 6.1 of the Indenture with respect to the Company) occurs and is continuing, the Trustee may, and upon the written direction of the Holders of at least 33-1/3% (in the case of any Event of Default specified in clause (i) above) or 50% (in the case of any other Event of Default) in principal amount of the then outstanding Bonds shall, declare, by written notice to the Company all the Bonds to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company, all outstanding Bonds shall be due and payable without further action or notice. Holders may not enforce the Indenture or the Bonds except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Bonds may in writing direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Bonds notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Bonds then outstanding by



                                     A-1-4
written notice to the Trustee may on behalf of the Holders of all of the Bonds waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Bonds.

            13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            14. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or shareholder, member, manager, agent or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Bonds, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Bond waives and releases all such liability and agrees that all recourse against the Company shall be limited solely to the Collateral. The waiver and release are part of the consideration for the issuance of the Bonds. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

            15. AUTHENTICATION. This Bond shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Bonds and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Bonds or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            18. GUARANTEES AND SECURITY. This Bond will be entitled to the benefits of certain security interests created for the benefit of the Holders and holders of other senior indebtedness of the Company. Reference is hereby made to the Security Documents for a statement of the security interests granted therein.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                  Homer City Funding LLC
                  18101 Von Karman Avenue
                  Suite 1700
                  Irvine, CA 92612-1046
                  Attention:  Treasurer
                  Facsimile:  949-752-5624



                                     A-1-5

            19. COUNTERPARTS. This Bond may be executed by one or more of the parties to this Bond on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            20. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS BOND.



                                     A-1-6

                   SCHEDULE OF SCHEDULED PAYMENTS OF PRINCIPAL

                 [Attach the following table for Series A Bonds]

--------------------------------------------------------------------------------
       PRINCIPAL PAYMENT DATES              PERCENTAGE OF PRINCIPAL AMOUNT
                                          PAYABLE ON EACH PRINCIPAL PAYMENT
                                                         DATE
--------------------------------------------------------------------------------
     April 1 and October 1, 2004                        1.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2005                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2006                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2007                        2.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2008                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2009                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2010                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2011                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2012                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2013                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2014                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2015                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2016                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2017                        5.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2018                        5.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2019                        3.500%
--------------------------------------------------------------------------------



                                     A-1-7

                 [Attach the following table for Series B Bonds]

--------------------------------------------------------------------------------
       PRINCIPAL PAYMENT DATES              PERCENTAGE OF PRINCIPAL AMOUNT
                                          PAYABLE ON EACH PRINCIPAL PAYMENT
                                                         DATE
--------------------------------------------------------------------------------
     April 1 and October 1, 2004                        0.055%
--------------------------------------------------------------------------------
     April 1 and October 1, 2005                        0.480%
--------------------------------------------------------------------------------
     April 1 and October 1, 2006                        0.590%
--------------------------------------------------------------------------------
     April 1 and October 1, 2007                        0.375%
--------------------------------------------------------------------------------
     April 1 and October 1, 2008                        0.375%
--------------------------------------------------------------------------------
     April 1 and October 1, 2009                        0.415%
--------------------------------------------------------------------------------
     April 1 and October 1, 2010                        1.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2011                        1.750%
--------------------------------------------------------------------------------
     April 1 and October 1, 2012                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2013                        1.250%
--------------------------------------------------------------------------------
     April 1 and October 1, 2014                        1.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2015                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2016                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2017                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2018                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2019                        2.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2020                        3.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2021                        3.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2022                        3.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2023                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2024                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2025                        5.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2026                        6.210%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                     A-1-8

                                 ASSIGNMENT FORM


To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date: ________

                                    Your signature:
                                    (Sign exactly as your name appears on the face of this Bond)

                                    Tax Identification No.:.
                                                            --------------------


                                    SIGNATURE GUARANTEE:


                                    --------------------------------------------

                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-1-9

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND(1)

            The following exchanges of apart of this Global Bond for an interest in another Global Bond or for a Definitive Bond, or exchanges of a part of another Global Bond or Definitive Bond for an interest in this Global Bond, have been made:

                     Amount of                       Principal
                    decrease in      Amount of    Amount of this   Signature of
                     Principal       increase      Global Bond      authorized
                      Amount       in Principal   following such      officer
                  of this Global  Amount of this   decrease (or    of Trustee or
Date of Exchange       Bond         Global Bond      increase        Custodian
----------------  --------------  --------------   ------------    -------------





----------
(1) THIS THIS SHOULD BE INCLUDED ONLY IF THE BOND IS ISSUED IN GLOBAL FORM.



                                     A-1-10

                                   EXHIBIT A-2

                  (FACE OF REGULATION S TEMPORARY GLOBAL BOND)

            THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN DEFINITIVE FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.



                                     A-2-1

                                                                      CUSIP/CINS

             [8.137] [8.734]% SENIOR SECURED BOND DUE [2019] [2026]

No.                                                                    $________
   ---------

                             HOMER CITY FUNDING LLC


promises to pay to
                  ------------------------------------------------------

or registered assigns,

      the principal sum of
                           -----------------------------------------------------

Dollars in a series of installments as specified below with a final payment date of
                     -----------------------------------------------------------

Payment Dates: April 1 and October 1

Record Dates: March 15 and September 15

                        Homer City Funding LLC


                        BY:
                           --------------------------
                           Name:
                           Title:


                        BY:
                           --------------------------
                           Name:
                           Title:


This is one of the Global
Bonds referred to in the
within-mentioned Indenture:

THE BANK OF NEW YORK,
as successor Trustee


By:                                     Dated: December __, 2001
   -------------------------------
Name:
Title:



                                     A-2-2

                  (BACK OF REGULATION S TEMPORARY GLOBAL BOND)

             [8.137] [8.734%] Senior Secured Bond due [2019] [2026]

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. Homer City Funding LLC (the "Company"), a Delaware limited liability company, promises to pay interest on the principal amount of this Bond at [8.137] [8.734]% per annum from December ___, 2001 until maturity, as adjusted pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company shall pay interest semi-annually on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each a "Payment Date"). Interest on the Bonds will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Bond is authenticated between a record date referred to on the face hereof and the next succeeding Payment Date, interest shall accrue from such next succeeding Payment Date; provided, further, that the first Payment Date shall be April 1, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            Until this Regulation S Temporary Global Bond is exchanged for one or more Regulation S Permanent Global Bonds, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Bond shall in all other respects be entitled to the same benefits as other Bonds under the Indenture.

            2. PRINCIPAL. The principal of this Bond shall be due and payable in consecutive semi-annual installments on each Payment Date, commencing on April 1 , 2004, and ending on the Payment Date for the final installment of principal set forth above, and each such installment of principal shall be in the amount, if any, set forth in Schedule 1 attached hereto in the column headed "Scheduled Principal Amount Payable" with respect to the date of such installment, provided that the final installment of principal shall be equal to the then unpaid principal balance of the Bond.

            3. METHOD OF PAYMENT. The Company will pay interest or principal due on the Bonds (except defaulted interest) to the Persons who are registered Holders of Bonds at the close of business on the March 15 or September 15 next preceding the Payment Date, even if such Bonds are canceled after such record date and on or before such Payment Date, except as provided in Section 2.12 of the Indenture (as herein defined) with respect to defaulted interest. The Bonds will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that all payments of principal, premium, if any, and interest with respect to Bonds the Holders of which have given wire



                                     A-2-3
transfer instructions to the Company at least ten business days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            4. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, as successor Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company may act in any such capacity.

            5. INDENTURE. The Company issued the Bonds under an Indenture dated as of May 27, 1999, as amended or supplemented from time to time ("Indenture"), between the Company and the Trustee. The terms of the Bonds include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Bonds are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Bond conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Series [8.137] [8.734] % Senior Secured Bonds due [2019] [2026] are obligations of the Company limited to [$____] million in aggregate principal amount.

            6. OPTIONAL REDEMPTION. The Bonds shall be subject to optional redemption at any time at a Redemption Price equal to the outstanding principal amount of the Bonds to be redeemed plus all accrued and unpaid interest thereon to the Redemption Date, plus the Make-Whole Premium, if any.

            7. MANDATORY REDEMPTION. The Bonds will be subject to mandatory redemption, upon the occurrence of a Recovery Event with respect to the Facilities, other than with respect to amounts received by the Owner Lessor in connection with a Recovery Event for which the Facility Lessee elects to restore or replace the asset or assets in respect of which such Recovery Event occurred and a Reinvestment Notice is provided to the Collateral Agent and the Trustee within 45 days of such Recovery Event (provided that, with respect to any Recovery Event of $50 million or more, the Independent Engineer shall have certified as to the reasonableness of the Facility Lessee's repair and replacement plans as set forth in the Facility Lessee's Reinvestment Notice relating to such Recovery Event). Any mandatory redemption of the Bonds will be without premium or penalty at a Redemption Price equal to the unpaid principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date.

            8. NOTICE OF REDEMPTION. Notice of Redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Bonds are to be redeemed at its registered address. Bonds in denominations larger than $100,000 may be redeemed in part but only in whole multiples of $l,000 in excess thereof, unless all of the Bonds held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Bonds or portions thereof called for redemption.

            9. DENOMINATIONS, TRANSFER, EXCHANGE. The Bonds are in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of Bonds may be registered and Bonds may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other



                                     A-2-4
things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Bond or portion of a Bond selected for redemption, except for the unredeemed portion of any Bond being redeemed in part. Also, the Company need not exchange or register the transfer of any Bonds for a period of 15 days before a selection of bonds to be redeemed or during the period between a record date and the next succeeding Payment Date.

            This Regulation S Temporary Global Bond is exchangeable in whole or in part for one or more Global Bonds only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Bond for one or more Global Bonds, the Trustee shall cancel this Regulation S Temporary Global Bond.

            10. PERSONS DEEMED OWNERS. The registered Holder of a Bond may be treated as its owner for all purposes.

            11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Bonds may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Bonds voting as a single class, and any existing default or compliance with any provision of the indenture or the Bonds may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Bonds voting as a single class. Without the consent of any Holder of a Bond, the Indenture, the Bonds or any Financing Document may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Bonds in addition to or in place of certificated Bonds or to alter the provisions of Article 2 of the Indenture (including the related definitions) in a manner that does not affect any Holder, to provide for the assumption of the Company's obligations to Holders of the Bonds in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Bonds or that does not adversely affect the legal rights under the Indenture of any such Holder or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture or any Security Document under the Trust indenture Act.

            12. DEFAULTS AND REMEDIES. An "Event of Default" occurs if there is the occurrence of any of the following: (i) default for 5 business days in the payment when due of any principal of, premium, if any, or interest on the Bonds,
(ii) failure by the Company to comply with the provisions described under Sections 4.6, 4.7, 4.9, 4.10, 4.11 or 5.1 of the Indenture, and such failure shall continue uncured for 30 or more days from the date an authorized officer of the Company receives actual notice thereof, (iii) the failure by the Company to comply with any of its agreements in this Indenture and such failure shall continue uncured for 60 or more days from the date an authorized officer of the Company receives actual notice thereof (or to the extent the Default is curable but cannot be cured within such 60 day period, so long as the Company provides an Officer's Certificate to the Trustee stating that it is diligently pursuing a cure, such longer period of time which may be necessary in good faith to cure the same, but in no event to exceed 90 days); (iv) certain events of bankruptcy or insolvency with respect to the Company; and (v) any Lease Indenture Event of Default. If any Event of Default (other than an Event of Default specified in clause (c) or (d) of Section 6.1 of the Indenture with respect to the Company occurs and is continuing, the Trustee may, and upon the written direction



                                     A-2-5
of the Holders of at least 33-1/3% (in the case of any Event of Default specified in clause (i) above) or 50% (in the case of any other Event of Default) in principal amount of the then outstanding Bonds shall, declare all the Bonds to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company all outstanding Bonds shall be due and payable without further action or notice. Holders may not enforce the Indenture or the Bonds except as provided in the indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Bonds may in writing direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Bonds notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Bonds then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Bonds waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Bonds.

            13. TRUSTEE DEALINGS WITH COMPANY The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            14. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or shareholder, member, manager, agent or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Bonds, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Bond waives and releases all such liability and agrees that all recourse against the Company shall be limited solely to the Collateral. The waiver and release are part of the consideration for the issuance of the Bonds. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

            15. AUTHENTICATION. This Bond shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/GIM/A (Uniform Gifts to Minors Act).

            17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Bonds and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Bonds or as contained in any notice of Redemption and reliance may be placed only on the other identification numbers placed thereon.

            18. GUARANTEES AND SECURITY. This Bond will be entitled to the benefits of certain security interests created for the benefit of the Holders and holders of other



                                     A-2-6
senior indebtedness of the Company. Reference is hereby made to the Security Documents for a statement of the security interests granted therein.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

            Homer City Funding LLC
            18101 Von Karman Avenue
            Suited 1700
            Irvine, CA 92612-1046
            Attention:  Treasurer
            Facsimile:  949-752-5624

            19. COUNTERPARTS. This Bond may be executed by one or more of the parties to this Bond on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            20. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS BOND.



                                     A-2-7

                   SCHEDULE OF SCHEDULED PAYMENTS OF PRINCIPAL

                 [Attach the following table for Series A Bonds]

--------------------------------------------------------------------------------
       PRINCIPAL PAYMENT DATES              PERCENTAGE OF PRINCIPAL AMOUNT
                                          PAYABLE ON EACH PRINCIPAL PAYMENT
                                                         DATE
--------------------------------------------------------------------------------
     April 1 and October 1, 2004                        1.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2005                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2006                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2007                        2.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2008                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2009                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2010                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2011                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2012                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2013                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2014                        3.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2015                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2016                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2017                        5.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2018                        5.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2019                        3.500%
--------------------------------------------------------------------------------



                                     A-2-8

                 [Attach the following table for Series B Bonds]

--------------------------------------------------------------------------------
       PRINCIPAL PAYMENT DATES              PERCENTAGE OF PRINCIPAL AMOUNT
                                          PAYABLE ON EACH PRINCIPAL PAYMENT
                                                         DATE
--------------------------------------------------------------------------------
     April 1 and October 1, 2004                        0.055%
--------------------------------------------------------------------------------
     April 1 and October 1, 2005                        0.480%
--------------------------------------------------------------------------------
     April 1 and October 1, 2006                        0.590%
--------------------------------------------------------------------------------
     April 1 and October 1, 2007                        0.375%
--------------------------------------------------------------------------------
     April 1 and October 1, 2008                        0.375%
--------------------------------------------------------------------------------
     April 1 and October 1, 2009                        0.415%
--------------------------------------------------------------------------------
     April 1 and October 1, 2010                        1.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2011                        1.750%
--------------------------------------------------------------------------------
     April 1 and October 1, 2012                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2013                        1.250%
--------------------------------------------------------------------------------
     April 1 and October 1, 2014                        1.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2015                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2016                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2017                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2018                        2.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2019                        2.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2020                        3.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2021                        3.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2022                        3.500%
--------------------------------------------------------------------------------
     April 1 and October 1, 2023                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2024                        4.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2025                        5.000%
--------------------------------------------------------------------------------
     April 1 and October 1, 2026                        6.210%
--------------------------------------------------------------------------------



                                     A-2-9

                                 ASSIGNMENT FORM


To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date: ___________

                                    Your signature:
                                                   ---------------------
                                    (Sign exactly as your name appears on the face of this Bond)

                                    Tax Identification No.:
                                                           -------------


                                    SIGNATURE GUARANTEE:

                                    ------------------------------------

                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-2-10

           SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL BOND


            The following exchanges of a part of this Regulation S Temporary Global Bond for an interest in another Global Bond, or of other Restricted Global Bonds for an interest in this Regulation S Temporary Global Bond, have been made:


                     Amount of                       Principal
                    decrease in      Amount of    Amount of this   Signature of
                     Principal       increase      Global Bond      authorized
                      Amount       in Principal   following such      officer
                  of this Global  Amount of this   decrease (or    of Trustee or
Date of Exchange       Bond         Global Bond      increase        Custodian
----------------  --------------  --------------   ------------    -------------







                                     A-2-11

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


Homer City Funding LLC
18101 Von Karman Avenue
Suite 1700
Irvine, CA 92612-1046
Attention:  Treasurer
Facsimile:  949-752-5624


The Bank of New York
114 West 47th Street
25th Floor
New York, New York 10036
Attention: Corporate Trust Division


            Re:   [8.137] [8.734]% Senior Secured Bonds Due [2019] [2026]
                  -------------------------------------------------------

            Reference is hereby made to the First Amended and Restated Indenture, dated as of December ___, 2001, as amended and supplemented from time to time (the "INDENTURE"), between Homer City Funding LLC (the "COMPANY"), and The Bank of New York, as successor trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            ________________ (the "TRANSFEROR") owns and proposes to transfer the Bond[s] or interest in such Bond[s] specified in Annex A hereto, in the principal amount of $_____ in such Bond[s] or interests (the "TRANSFER"), to_____(the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:


[CHECK ALL THAT APPLY]

1. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL BOND OR A DEFINITIVE BOND PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933 , as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Bond is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Bond for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the

Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Bond and/or the Definitive Bond and in the Indenture and the Securities Act.

2. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE TEMPORARY REGULATION S GLOBAL BOND THE REGULATION S GLOBAL BOND OR A DEFINITIVE BOND PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Bond, the Temporary Regulation S Global Bond and/or the Definitive Bond and in the Indenture and the Securities Act.

3. |_| CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A DEFINITIVE BOND PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Bonds and Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

      (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

      (b) |_| such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

      (c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

      (d) |_| such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Bond or Restricted Definitive Bonds and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee and (2) if such Transfer is in respect of a principal amount of Bonds at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Bonds and in the Indenture and the Securities Act.

4. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL BOND OR OF AN UNRESTRICTED DEFINITIVE Bond.

      (a) |_| CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds and the Restricted Definitive Bonds and in the Indenture.

      (b) |_| CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds and the Restricted Definitive Bonds and in the Indenture.

      (c) |_| CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (1) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds and the Restricted Definitive Bonds and in the Indenture.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.





                                    ---------------------------
                                    [Insert Name of Transferor]


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:
Dated:
      ------------------

                       ANNEX A TO CERTIFICATE OF TRANSFER


1.    The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]


      (a)   |_| a beneficial interest in the:

            (i)    144A Global Bond (CUSIP________), or

            (ii)   Regulation S Global Bond (CUSIP ______), or

      (b)    |_| a Restricted Definitive Bond.

2.    After the Transfer the Transferee will hold:

                                   [CHECK ONE]

      (a)   |_|  a beneficial interest in the:

            (i)    |_| 144A Global Bond (CUSIP________), or

            (ii)   |_| Regulation S Global Bond (CUSIP _______), or

            (iii)  |_| Unrestricted Global Bond (CUSIP _______); or


      (b)   |_| a Restricted Definitive Bond; or


      (c)   |_| an Unrestricted Definitive Bond,

            in accordance with the terms of the Indenture.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE


Homer City Funding LLC
18101 Von Karman Avenue
Suite 1700
Irvine, CA 92612-1046
Attention:  Treasurer

The Bank of New York
114 West 47th Street
25th Floor
New York, New York 10036
Attention:  Corporate Trust Division


            Re:   [8.137] [8.734]% Senior Secured Bonds Due [2019] [2026]
                  -------------------------------------------------------

            Reference is hereby made to the Indenture, dated as of May 27, 1999, as amended and supplemented form time to time (the "Indenture"), between Edison Mission Holdings Co. (the "COMPANY") and United States Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


            ________________ (the "OWNER") owns and proposes to exchange the Bond[s] or interest in such Bond[s] specified herein, in the principal amount of $______ in such Bond[s] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:


1. EXCHANGE OF RESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL BOND FOR UNRESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL BOND

            (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL BOND. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a beneficial interest in an Unrestricted Global Bond in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Bonds and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (b) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND TO UNRESTRICTED DEFINITIVE BOND. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for an Unrestricted Definitive Bond, the Owner hereby certifies (i) the Definitive Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (c) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE BOND TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL BOND. In connection with the Owner's Exchange of a Restricted Definitive Bond for a beneficial interest in an Unrestricted Global Bond, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (d) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE BOND TO UNRESTRICTED DEFINITIVE BOND. In connection with the Owner's Exchange of a Restricted Definitive Bond for an Unrestricted Definitive Bond, the Owner hereby certifies (i) the Unrestricted Definitive Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS FOR RESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS

            (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND TO RESTRICTED DEFINITIVE BOND. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a Restricted Definitive Bond with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Bond is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Bond issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Bond and in the Indenture and the Securities Act.

            (b) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE BOND TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND. In connection with the Exchange of the Owner's Restricted Definitive Bond for a beneficial interest in the [CHECK ONE] 144A Global Bond, Regulation S Global Bond with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Bond and in the Indenture and the Securities Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



                                    ------------------------------
                                    [Insert Name of Owner]


                                    By:
                                       ---------------------------
                                       Name:
                                       Title:

Dated:                ,
      ---------------- -------